Exhibit 10.26




                                U.S.$ 82,000,000
                              RIG FINANCE AGREEMENT



                                     between



                             CHILES DISCOVERY L.L.C.
                                   as Borrower



                           KEPPEL TATLEE BANK LIMITED
                                    as Agent



                                       and



                    THE FINANCIAL INSTITUTIONS LISTED HEREIN
                                   as Lenders





                          Dated as of November 22, 2000





                              [Logo of White & Case
                         Limited Liability Partnership]

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                                TABLE OF CONTENTS

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SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.........................................1

           1.1  Defined Terms..................................................................1
           1.2  Principles of Construction....................................................12

SECTION 2.  FACILITIES........................................................................12

           2.1  Tranche A Facility............................................................12
           2.2  Tranche B Facility............................................................12
           2.3  Method of Borrowing...........................................................13
           2.4  Disbursement of Funds.........................................................14
           2.5  Minimum Amount of Each Borrowing..............................................15
           2.6  Loan Accounts.................................................................15
           2.7  Notes15
           2.8  Interest......................................................................15
           2.9  Interest Payment..............................................................15
           2.10  Interest Periods.............................................................16
           2.11  Default Interest.............................................................16
           2.12  Commitment Fee...............................................................16
           2.13  Cancellation.................................................................16
           2.14  Agency Fees..................................................................16

SECTION 3.  REFINANCING.......................................................................16

           3.1  Refinancing...................................................................16
           3.2  Procedure.....................................................................16

SECTION 4.  SECURITY..........................................................................17

           4.1  Security Documents............................................................17
           4.2  Operating Account.............................................................17
           4.3  Protection of Security........................................................17

SECTION 5.  PAYMENTS BY THE BORROWER..........................................................18

           5.1  Repayment.....................................................................18
           5.2  Tranche A Prepayment..........................................................18
           5.3  Tranche B Prepayment..........................................................18
           5.4  Mandatory Prepayment..........................................................18
           5.5  Payments......................................................................19
           5.6  Business Day..................................................................19

SECTION 6.  YIELD PROTECTION AND ILLEGALITY...................................................19

           6.1  Illegality....................................................................19
           6.2  Increased Costs...............................................................19


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
                     6.2.1  Change of Law.....................................................19
                     6.2.2  Capital Adequacy Regulation.......................................20
           6.3  Funding Losses................................................................20
           6.4  Net Payments..................................................................20
           6.5  Tax Credit....................................................................21
           6.6  Sharing of Payments...........................................................21

SECTION 7.  CONDITIONS PRECEDENT..............................................................22

           7.1  Conditions Precedent to Initial Borrowing ....................................22
                     7.1.1  The Note..........................................................22
                     7.1.2  Charter Documents.................................................22
                     7.1.3  Governmental Approvals............................................22
                     7.1.4  Opinions of Counsel...............................................22
                     7.1.5  Members' Contributions............................................22
                     7.1.6  Agent for Service of Process......................................22
                     7.1.7  Security Documents................................................23
                     7.1.8  Operating Account.................................................23
                     7.1.9  Insurances........................................................23
                     7.1.10  Platform Construction Agreement..................................23
           7.2  Conditions Precedent to All Borrowings .......................................23
                     7.2.1  Receipt of .......................................................24
                     7.2.2  No Default........................................................24
                     7.2.3  Representations and Warranties....................................24
                     7.2.4  Government Actions, Permits, etc..................................24
                     7.2.5  Fees and Costs....................................................24
                     7.2.6  Additional Information............................................24

SECTION 8.  REPRESENTATIONS AND WARRANTIES....................................................25

           8.1  Status........................................................................25
           8.2  Power and Authority...........................................................25
           8.3  No Violation..................................................................25
           8.4  Approvals.....................................................................25
           8.5  Litigation....................................................................25
           8.6  Fees and Enforcement..........................................................25
           8.7  Priority......................................................................26
           8.8  Liens26
           8.9  Financial Statements..........................................................26
           8.10  True and Complete Disclosure.................................................26
           8.11  Project Budget...............................................................26
           8.12  Tax Returns..................................................................26
           8.13  Insolvency...................................................................27
           8.14  Default......................................................................27
           8.15  Subsidiaries.................................................................27
           8.16  No Recordation Necessary.....................................................27
           8.17  Capitalization...............................................................27
           8.18  Compliance...................................................................27
           8.19  Immunity.....................................................................27
           8.20  Insurances...................................................................27


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
           8.21  Margin Stock.................................................................28
           8.22  Federal Reserve Regulations..................................................28
           8.23   ERISA.......................................................................28
           8.24  Survival.....................................................................28

SECTION 9.  COVENANTS.........................................................................28

           9.1  Affirmative Covenants.........................................................28
                     9.1.1  Book and Records..................................................28
                     9.1.2  Inspection........................................................28
                     9.1.3  Notifications.....................................................28
                     9.1.4  Default...........................................................29
                     9.1.5  Additional Documents..............................................29
                     9.1.6  Governmental Approvals............................................29
                     9.1.7  Filing............................................................29
                     9.1.8  Insurance.........................................................29
                     9.1.9  Affiliate Debt....................................................29
                     9.1.10  Platform Construction Agreement..................................30
                     9.1.11  Members' Contributions ..........................................30
                     9.1.12  OFE..............................................................30
                     9.1.13  Quantum of Financing.............................................30
           9.2  Negative Covenants............................................................31
                     9.2.1  Negative Liens....................................................31
                     9.2.2  Indebtedness......................................................31
                     9.2.3  Merger, Consolidation and Sale....................................32
                     9.2.4  Distribution of Profits...........................................32
                     9.2.5  Platform Construction Agreement...................................32
                     9.2.6  Change in Business/Contracts......................................32
                     9.2.7  Loans and Investments.............................................32
                     9.2.8  Transactions with Affiliates......................................32
                     9.2.9  Capital Expenditure...............................................32
                     9.2.10 Affiliate Debt....................................................33
                     9.2.11  ERISA............................................................33
           9.3  Reports.......................................................................33
                     9.3.1  Financial Reports.................................................33
                     9.3.2  Financial Information.............................................33
                     9.3.3  Progress Reports..................................................33
                     9.3.4     Promoter's Financial Reports...................................33
                     9.3.5  Project Budget....................................................34

SECTION 10.  EVENTS OF DEFAULT................................................................34

           10.1  Rights Upon Occurrence of Events of Default..................................34

SECTION 11.  SETTLEMENT; INDEMNIFICATION......................................................36

           11.1  Settlement Items.............................................................36
           11.2  Indemnification..............................................................37

SECTION 12.  THE AGENT........................................................................37

           12.1  Appointment..................................................................37


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           12.2  Nature of Duties.............................................................37
           12.3  Lack of Reliance on the Agent................................................38
           12.4  Certain Rights of the Agent..................................................38
           12.5  Reliance.....................................................................38
           12.6  Indemnification..............................................................38
           12.7  The Agent in its Individual Capacity.........................................39
           12.8  Holders......................................................................39
           12.9  Resignation by the Agent.....................................................39

SECTION 13.  MISCELLANEOUS....................................................................39

           13.1  Benefit of Agreement.........................................................39
           13.2  Governing Law................................................................40
           13.3  Headings and Table of Contents Descriptive...................................40
           13.4  Amendments or Waiver.........................................................40
           13.5  Right of Setoff..............................................................40
           13.6  No Waiver; Remedies Cumulative...............................................41
           13.7  Severability.................................................................41
           13.8  Documents....................................................................41
           13.9  Calculations; Computations...................................................41
           13.10  Submission to Jurisdiction; Venue...........................................41
           13.11  Currency of Payment.........................................................42
           13.12  Judgment Currency...........................................................43
           13.13  Survival....................................................................43
           13.14  Notices.....................................................................43
           13.15  Copies......................................................................44
           13.16  Execution...................................................................44
           13.17  Domicile of Loans...........................................................44
           13.18  Other Credit Support........................................................44

SCHEDULE I

           The Lenders and their Commitments..................................................45

SCHEDULE II

           Lending Office.....................................................................46

SCHEDULE III

           Form of Assignment And Assumption Agreement........................................47

SCHEDULE 8.20

           List of Pre-Delivery Insurances....................................................52

SCHEDULE 13.14

           Notice Information.................................................................53

ANNEX A

           Form of Notice of Borrowing for Tranche A Facility (for payment to KFL)............54


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ANNEX B

           Form of Notice of Borrowing for Tranche A Facility (for payment of OFE)............56

ANNEX C

           Form of Notice of Borrowing for Tranche B Facility.................................58

ANNEX D

           Form of Note.......................................................................60

ANNEX E

           Form of Officer's Certificate......................................................61

ANNEX F

           Form of Consent Letter.............................................................63

ANNEX G

                              CFO's Certificate

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                                       v

                              RIG FINANCE AGREEMENT

                     THIS AGREEMENT dated as of November 22, 2000 (this "Agreement"), among CHILES DISCOVERY L.L.C., a limited liability company duly organized and validly existing under the laws of the State of Delaware and having its address at 11200 Richmond Avenue, Suite 490, Houston Texas 77082, The United States of America (together with its successors, the "Borrower"), the financial institutions listed in Schedule I (each a "Lender" and collectively the "Lenders") and KEPPEL TATLEE BANK LIMITED, acting in the manner and to the extent described in Section 12 (in such capacity, the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                     WHEREAS, the Borrower has requested the Lenders and, subject to and upon the terms and conditions herein set forth, the Lenders have agreed to make available to the Borrower credit facilities in the aggregate amount not exceeding eighty-two million Dollars (U.S. $82,000,000); and

                     WHEREAS, the proceeds from the credit facilities shall be used for the purpose of financing the construction costs of a jack-up drilling rig (the "Vessel") and certain costs related thereto, all as further provided for herein.

                     NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

                     SECTION 1.  DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.

                     1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular form and plural forms of the terms defined):

                     "Affiliate" of any designated Person means any Subsidiary of such designated Person and any other Person which, directly or indirectly, controls or is controlled by or is under common control with such designated Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with"), as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                     "Affiliate Debt" means any Indebtedness owed by the Borrower directly or indirectly to the Promoter or any Affiliate of the Promoter but excluding any Excluded Affiliate Debt.

                     "Agent" has the meaning provided in the first paragraph hereof and shall include any sucessor to the Agent appointed pursuant to Section 12.9.

                     "Agreement" means this Rig Finance Agreement, together with all Exhibits and Schedules hereto, as the same may be modified, novated, supplemented or amended from time to time.

                     "Applicable Law" means any constitution, statute, law, rule, regulation, ordinance, judgment, order, decree, or any published directive, guideline, requirement or other governmental restriction which has the force of law, or any determination by, or interpretation of any of the foregoing by, any judicial authority, whether in effect as of the date of this Agreement or thereafter and in each case as amended from time to time.

                     "Applicable Margin" means, with respect to amounts outstanding under the Tranche A Facility, two per cent. (2%) per annum and, with respect to amounts outstanding under the Tranche B Facility, three per cent. (3%) per annum.

                     "Assignment of Earnings" means an assignment of Earnings executed and delivered by the Borrower in favor of the Agent providing for the collateral assignment of the rights, benefits and interests of the Borrower under the Earnings as collateral security for the obligations and liabilities of the Borrower under the Refinancing Documents and which shall be in the form set out in Exhibit B of the Refinancing Agreement.

                     "Assignment of Platform Construction Agreement" means an assignment of the Platform Construction Agreement executed and delivered by the Borrower in favor of the Agent providing for the collateral assignment of the rights, benefits and interests of the Borrower under the Platform Construction Agreement as collateral security for the Obligations of the Borrower under the Transaction Agreements and which shall be in the form set out in Exhibit A

                     "Assignment of Post-Delivery Insurances" means an assignment of the Post-Delivery Insurances executed and delivered by the Borrower in favor of the Agent providing for the collateral assignment of the rights, benefits and interests of the Borrower under the Post-Delivery Insurances as collateral security for the obligations and liabilities of the Borrower under the Refinancing Documents and which shall be in the form set out in Exhibit C of the Refinancing Agreement.

                     "Assignment of Pre-Delivery Insurances" means an assignment of Pre-Delivery Insurances executed and delivered by the Borrower in favor of the Agent providing for the collateral assignment of the rights, benefits and interests of the Borrower under the Pre-Delivery Insurances as collateral security for the Obligations of the Borrower under the Transaction Agreements and which shall be in the form set out in Exhibit B.

                     "Assignments" means the Assignment of Pre-Delivery Insurances and the Assignment of Platform Construction Agreement.

                     "Auditors" means any firm of accountants appointed by the Borrower with the prior written consent of the Agent.

                     "Authorized Officer" means with respect to any Person, the President, any Vice President, the Chief Executive Officer, the Chief Financial Officer or any director of such Person.

                     "Bankruptcy Code" has the meaning provided in Section 10.1(v).

                     "Borrower" has the meaning provided in the first paragraph hereof.

                     "Borrowing" means the borrowing of a Loan from the Lenders hereunder.

                     "Borrowing Date" means the date upon which a Borrowing is made under either Facility.

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
                     "Business Day" means (i) for all purposes other than as provided for by paragraph (ii) below, any day except Saturday, Sunday and any day which shall be in New York City or Singapore a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Loans made hereunder, any day which is a Business Day described in clause (i) above and which is also a day for trading between banks in the London interbank market.

                     "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any Lender or of any corporation controlling any Lender.

                     "Charter Agreements" means all charter agreements from time to time entered into between the Borrower and one or more charterers in relation to the charter of the Vessel from the Borrower.

                     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, supplemental thereto or substituted therefor.

                     "Collateral Agent" means the Agent acting as collateral agent for the Lenders pursuant to the Security Documents.

                     "Commitment" means with respect to any Lender, the sum of its Tranche A Commitment and its Tranche B Commitment.

                     "Commitment Termination Date" means the day which is the earliest of (a) the date which is twenty-two (22) months after the Initial Borrowing Date, (b) the Delivery Date of the Vessel or (c) the date upon which all the Commitments of the Lenders are terminated hereunder.

                     "Delivery Date" means the Business Day on which the Vessel is delivered to and accepted by the Borrower and the Protocol of Acceptance and Delivery is signed by both the Borrower and KFL in accordance with the terms of the Platform Construction Agreement.

                     "Dollar Equivalent" means, with respect to any monetary amount in any currency other than Dollars at any time for the determination thereof, the amount of Dollars obtained by converting such amount of such currency into Dollars at the spot rate which such currency is offered in the current interbank market for sale to the Agent against delivery of Dollars by the Agent at approximately 11:00 a.m. (Singapore time) on the date of determination thereof.

                     "Dollars" and "U.S. $" mean freely transferable lawful money of the United States of America.

                     "Earnings" means all present and future earnings of the Borrower (including charter earnings) and other moneys and claims for money due or to become due to the Borrower from time to time in respect of any charter, lease or other use of the Vessel, including under the Charter Agreements.

                     "Election Date" has the meaning provided in Section 2.10 hereof.

                     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water or land or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the clean-up or other remediation thereof.

                     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA supplemental thereto or substituted therefor.

                     "ERISA Affiliate" means any person (as defined in Section 3(9) of ERISA) which together with the Borrower or any of its Subsidiaries would be deemed to be a "single employer" within the meaning of Section 414(b), (c),
(m) or (o) of the Code.

                     "Event of Default" means any of the events listed in
Section 10 hereof.

                     "Excluded Affiliate Debt" means any Indebtedness owed by the Borrower directly or indirectly to the Promoter (which is in addition to, and does not constitute part of, the Members' Contributions required to be made by the Promoter hereunder) arising from the following:

                     (i) short term advances made by the Promoter to the Borrower to fund the payment of Vessel construction costs, the payment of OFE and the other Vessel construction and supervision costs, which advances will be reimbursed to the Promoter upon the disbursement of Loans made hereunder for such purpose;

                     (ii) advances made by the Promoter to the Borrower in respect of payment of Permitted Capital Expenditure; and

                     (iii) advances made by the Promoter to the Borrower in respect of repairs for loss or damage to the Vessel and such loss or damage are subsequently made good by the proceeds from the Pre-Delivery Insurances Provided That the Agent shall have received satisfactory evidence that the repairs have been effected.

                     "Facilities" means collectively the Tranche A Facility and the Tranche B Facility and "Facility" means each or any of them.

                     "Final Maturity Date" means, subject as otherwise provided for in this Agreement, the day which is the earlier of (a) the date falling twenty-two (22) months from the Initial Borrowing Date and (b) the Delivery Date


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
of the Vessel or, if any such day is not a Business Day, the immediately following Business Day.

                     "Fiscal Year" means the accounting year of the Borrower commencing each year on January 1 and ending on December 31 or such other period agreed between the Borrower and the Agent in writing.

                     "Governmental Approval" shall mean any action, agreement, authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority.

                     "Governmental Authority" means any government, governmental department, ministry, commission, board, bureau, agency, regulatory authority, instrumentality of any government (central or state), judicial, legislative or administrative body, domestic or foreign, federal, state or local having jurisdiction over the matter or matters in question.

                     "Indebtedness" means, in relation to the Borrower, (a) indebtedness for borrowed money, all obligations evidenced by notes, bonds, debentures or similar instruments, and purchase money obligations which, in accordance with generally accepted accounting principles in the United States, would be shown on the balance sheet as a liability; (b) all obligations arising under letters of credit to the extent that such obligations are not cash collateralized; and (c) guaranties, indemnities or similar obligations entered into by the Borrower in respect of a liability of another person which would fall within (a) or (b) if such provisions were applicable to the other person.

                     "Initial Borrowing Date" means the date upon which the first Borrowing is made hereunder.

                     "Interest Payment Date" means the last day of an Interest Period.

                     "Interest Period" means, with respect to any Loan, a period commencing on the Borrowing Date specified in the applicable Notice of Borrowing or on the date specified in the applicable Notice of Interest Period Election and ending one (1), two (2), three (3) or six (6) months thereafter or such other period as the Agent and the Borrower may agree, in each case as elected by the Borrower in the applicable Notice of Borrowing or Notice of Interest Period Election subject to and in accordance with the provisions of this Agreement provided that:

                     (i) any Interest Period which would otherwise extend beyond any Interest Payment Date or the Final Maturity Date shall instead end on that date;

                     (ii) any Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last day of such calendar month;

                     (iii) any Interest Period which would otherwise end on a day which is not a Business Day shall instead end on the next succeeding Business Day unless such Business Day falls in the next calendar month in which case such Interest Period shall end on the immediately preceding Business Day; and

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
                     (iv) if the Borrower shall fail to specify in the applicable Notice of Borrowing the date on which an Interest Period is to end, or if the Borrower shall fail to deliver a Notice of Interest Period Election in accordance with Section 2.10, such Interest Period shall, subject to clauses
(i), (ii) and (iii) above, be three (3) months after the commencement thereof or such other period as the Agent may select and notify to the Borrower.

                     "Interest Rate" has the meaning provided in Section 2.8 hereof.

                     "Judgment Currency" has the meaning provided in Section
13.12 hereof.

                     "Judgment Currency Conversion Date" has the meaning provided in Section 13.12 hereof.

                     "KFL" means Keppel FELS Limited, a company incorporated under the laws of the Republic of Singapore and having its principal place of business at 31 Shipyard Road Singapore 628130.

                     "Lenders" and "Lender" has the meaning provided in the first paragraph hereof and shall include their respective successors, and each other Person which becomes a Lender pursuant to Section 13.1. Keppel TatLee Bank Limited shall be the sole Lender on the date of this Agreement and accordingly, all references in this Agreement to "the Lenders" shall for so long as there is only one Lender be read and construed as a reference to Keppel TatLee Bank Limited (or its successors and assigns) as the sole Lender.

                     "Lending Office" means, with respect to each Lender, the office of such Lender specified as its "Lending Office" opposite its name in
Schedule II or such other office of such Lender as such Lender may from time to time specify as such to the Borrower and the Agent.

                     "LIBOR Rate" means, with respect to any Interest Period:

                     (i) .the rate per annum determined by the Agent to be equal to the offered quotation for deposits in Dollars for a period equal to, or as near as possible equal to, the relevant Interest Period which appears on the Telerate Page 3750 at or about 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Interest Period (and, for the purposes of this Agreement, "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service or such other page as may replace Page 3750 or that service for the purpose of displaying rates comparable to that rate) or on such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollars; or

                     (ii) if no rate is quoted on Telerate Page 3750, the rate per annum determined by the Agent to be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one per cent. (1/16%)) of the rates per annum notified to the Agent by each Reference Bank as the rate at which deposits in Dollars are offered to that Reference Bank by leading banks in the London Interbank Market at or about 11:00 a.m. (London time) on the second Business Day prior to the commencement of that Interest Period for a period equal to that Interest Period.

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
                     "Lien" means any mortgage, pledge, hypothecation, assignment by way of security, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever including any conditional sale or other title retention agreement, any financing or similar statement or notice filed under any recording or notice statute, and any lease having substantially the same effect as any of the foregoing.

                     "Loans" means collectively the Tranche A Loans and the Tranche B Loans and individually a "Loan".

                     "Margin Stock" has the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

                     "Market Value" means the market value of the Vessel determined by the Valuers on the basis of a willing buyer and willing seller and on the basis of the Vessel being free of any charter or Liens.

                     "Material Adverse Effect" means a material adverse effect
(i) on the ability of the Borrower to observe and perform its obligations under this Agreement or any of the other Transaction Agreements in accordance with the provisions thereof, (ii) on the performance, operations, business, property, assets or condition (financial or otherwise) of the Borrower or the Project or
(iii) the rights and interests of any of the Lenders under any of the Transaction Agreements.

                     "Members' Contributions" means, with respect to the Borrower, the sum of its fully paid up capital contributions from its members and the Subordinated Loans.

                     "Mortgage" means the first priority legal mortgage of the Vessel to be executed and delivered in accordance with the provisions of this Agreement by the Borrower in favor of the Agent, as collateral security for the obligations and liabilities of the Borrower under the Refinancing Documents and which shall be in form set out in Annex F of the Refinancing Agreement or such other form as shall be acceptable to the Agent (if the Borrower requests for the flag of the Vessel to be changed).

                     "Non-Critical Provisions" has the meaning provided in
Section 9.1.10(ii).

                     "Notes" means the promissory notes, in the form of Annex D hereto, to be executed and delivered by the Borrower to each of the Lenders and evidencing the obligation of the Borrower to repay the Loans made by the Lenders hereunder and "Note" means each or any of them.

                     "Notice of Borrowing" has the meaning provided in Section
2.3 hereof.

                     "Notice of Interest Period Election" has the meaning provided in Section 2.10 hereof.

                     "Obligation Currency" has the meaning provided in Section
13.12 hereof.

                     "Obligations" means all amounts owing to the Agent or any Lender pursuant to the terms of Transaction Agreements, including (i) the principal of and interest on the Loans, and all other obligations and liabilities of the Borrower including indemnities, fees and interest incurred under, arising out of or in connection with the Loans or this Agreement or any other Transaction Agreement and (ii) the costs and expenses incurred by the Agent or any Lender in any exercise of its rights under this Agreement or other Transaction Agreements, together with reasonable attorneys' fees and court costs.

                     "OFE" means the equipment to be provided by the Borrower pursuant to Clause 9.1.12 and used in the construction or operation of the Vessel, the details of which are set forth in Exhibit B of the Platform Construction Agreement, or such other equipment of equivalent or better standard which the Borrower may, at its own discretion, provide.

                     "Operating Account" has the meaning provided in Section 4.2 hereof.

                     "Operating Account Charge" means the charge over Operating Account executed and delivered by the Borrower in favor of the Agent providing for the collateral pledge, assignment and charge of the rights, benefits and interests of the Borrower in and to the Operating Account as collateral security for the Obligations of the Borrower under the Transaction Agreements and which shall be in the form set out in Exhibit C.

                     "Payment Office" means the office of the Agent located at 10 Hoe Chiang Road, #04-00 Keppel Towers, Singapore 089315, or such office as the Agent may from time to time specify for such purpose.

                     "Permitted Capital Expenditure" has the meaning provided in
Section 9.2.9.

                     "Permitted Indebtedness" has the meaning provided in
Section 9.2.2. hereof.

                     "Permitted Lien" has the meaning provided in Section 9.2.1 hereof.

                     "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, an unincorporated organization, a state or any governmental or political subdivision thereof.

                     "Platform Construction Agreement" means the agreement dated as of April 6, 2000 entered into between the Promoter (who has assigned or will assign its rights and benefits thereunder to the Borrower pursuant to an assignment agreement entered or to be entered into between the Promoter and the Borrower) and KFL pursuant to which KFL agrees to construct and deliver the Vessel in accordance with the terms thereof (as amended by change order no. 1 dated April 6, 2000, change order no. 3 dated April 6, 2000 and such other change orders as may be executed from time to time).

                     "Post-Delivery Insurances" means all insurances from time to time existing with respect to the Vessel following the delivery of the Vessel as referred to in the Assignment of Post-Delivery Insurances.

                     "Potential Event of Default" means any event, act or condition which, with the giving of notice, lapse of time, or both, or the fulfillment of any other requirement provided for in this Agreement, may become an Event of Default.

                     "Pre-Delivery Insurances" means all insurances from time to time existing with respect to the Vessel prior to the delivery of the Vessel as referred to in the Assignment of Pre-Delivery Insurances.

                     "Project" means the construction and acquisition of the Vessel under the provisions of the Platform Construction Agreement.

                     "Promoter" means Chiles Offshore Inc., a corporation duly incorporated and validly existing under the laws of the State of Delaware and having its address at 11200 Richmond Avenue, Suite 490, Houston Texas 77082, The United States of America and its successors.

                     "Protocol of Acceptance and Delivery" means the protocol of acceptance and delivery executed by both the Borrower and KFL pursuant to the Platform Construction Agreement which evidences the delivery and acceptance of the Vessel by the Borrower.

                     "Reference Banks" means Bank of America N.A., Citibank N.A. and Keppel TatLee Bank Limited.

                     "Refinancing Agreement" means an agreement to be entered into between the Borrower, the Agent and the Lenders in relation to the refinancing of the Facilities granted hereunder, which shall be in the form set out in Exhibit F.

                     "Refinancing Documents" means the Refinancing Agreement, the promissory notes issued by the Borrower thereunder, the Refinancing Subordination Agreement, the Assignment of Earnings, the Assignment of Post-Delivery Insurances, the Mortgage, the Refinancing Security Agreement and the Refinancing Operating Account Charge.

                     "Refinancing Facilities" has the meaning provided in
Section 3.1 hereof.

                     "Refinancing Operating Account" means an account to be established and maintained by the Borrower with the Agent in Singapore pursuant to the terms of the Refinancing Agreement, into which all earnings, revenues and other receivables of the Borrower, whether received under the Charter Agreements or otherwise, shall be deposited.

                     "Refinancing Operating Account Charge" means the charge over the Refinancing Operating Account executed and delivered by the Borrower in favor of the Agent providing for the collateral pledge, assignment and charge of the rights, benefits and interests of the Borrower in and to the Refinancing Operating Account as collateral security for the obligations and liabilities of the Borrower under the Refinancing Documents and which shall be in the form set out in Exhibit D of the Refinancing Agreement.

                     "Refinancing Security Agreement" means the security agreement executed and delivered by the Borrower in favor of the Agent creating security interests over all present and future assets of the Borrower as collateral security for the Obligations of the Borrower under the Refinancing Documents which shall be in the form set out in Exhibit E of the Refinancing Agreement.

                     "Refinancing Subordination Agreement" means the subordination agreement(s) executed or to be executed from time to time in connection with the Refinancing Agreement between the Borrower, the Agent and the Promoter and/or any other Affiliate of the Borrower with respect to any Affiliate Debt, such agreement to be in the form set out in Exhibit F of the Refinancing Agreement.

                     "Regulation G, T, U and X" shall mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successors to all or a portion thereof establishing margin requirements.

                     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect.

                     "Required Lenders" means, at any time, Lenders holding more than 50% of the then aggregate unpaid principal amount of the Notes or, if no such principal amount is outstanding, Lenders holding more than 50% of the Total Commitments.

                     "Security Agreement" means the security agreement executed and delivered by the Borrower in favor of the Agent creating security interests over all present and future assets of the Borrower as collateral security for the Obligations of the Borrower under the Transaction Agreements and which shall be in the form set out in Exhibit D.

                     "Security Documents" means the Assignment of Pre-Delivery Insurances, the Assignment of Platform Construction Agreement, the Security Agreement and the Operating Account Charge.

                     "S&P" means Standard and Poor's Corporation.

                     "Subordinated Loans" means, with respect to the Borrower, the aggregate amount of all Affiliate Debt which has been completely and unconditionally subordinated to the amounts outstanding to the Agent and the Lenders under the Transaction Agreements pursuant to the Subordination Agreement.

                     "Subordination Agreement" means the subordination agreement(s) executed or to be executed from time to time in connection with this Agreement between the Borrower, the Agent and the Promoter and/or any other Affiliate of the Promoter with respect to any Affiliate Debt, such agreement to be in the form set out in Exhibit E.

                     "Subsidiary" means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

                     "Taxes" has the meaning provided in Section 6.4 hereof.

                     "Total Commitments" means, at any time, the sum of the Commitments of each of the Lenders.

                     "Total Construction Costs" means the aggregate of all amounts paid and payable to KFL under the Platform Construction Agreement (determined by the Agent in consultation with the Borrower and KFL) and the value of OFE.

                     "Total Loss" means any actual or constructive or agreed or compromised or arranged total loss of the Vessel.

                     "Tranche A Commitment" means, for each Lender, the amount set forth opposite such Lender's name in Schedule I under the heading "Tranche A Commitment" as the same may be reduced or canceled from time to time pursuant to the provisions hereof.

                     "Tranche A Facility" means the term loan facility in the maximum aggregate amount of seventy-five million Dollars (U.S. $75,000,000) but subject to adjustment under the provisions hereof made or to be made available to the Borrower by the Lenders hereunder.

                     "Tranche A Loan" has the meaning provided in Section 2.1 hereof.

                     "Tranche B Commitment" means, for each Lender, the amount set forth opposite such Lender's name in Schedule I under the heading "Tranche B Commitment" as the same may be reduced or canceled from time to time pursuant to the provisions hereof.

                     "Tranche B Facility" means the revolving credit facility in the maximum aggregate amount of seven million Dollars (U.S. $7,000,000) made or to be made available to the Borrower by the Lenders hereunder.

                     "Tranche B Loan" has the meaning provided in Section 2.2 hereof.

                     "Transaction Agreements" means this Agreement, the Notes, the Platform Construction Agreement, the Subordination Agreement and the Security Documents.

                     "UCC" means the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                     "United States" and "U.S." means the United States of America.

                     "Unutilized Commitment" means for any Lender, the sum of its Unutilized Tranche A Commitment and its Unutilized Tranche B Commitment.

                     "Unutilized Total Commitment" means the sum of the Unutilized Commitment of each of the Lenders.

                     "Unutilized Tranche A Commitment" means for any Lender, the Tranche A Commitment of such Lender less the aggregate principal amount of all Tranche A Loans made by such Lender and then outstanding.

                     "Unutilized Tranche B Commitment" means for any Lender, the Tranche B Commitment of such Lender less the aggregate principal amount of all Tranche B Loans made by such Lender and then outstanding.

                     "Valuers" means an independent professional valuation firm appointed by the Borrower with the prior written consent of the Agent.

                     "Vessel" has the meaning provided in the second paragraph of the preamble hereof and the specifications of which are more particularly described in Exhibit B of the Platform Construction Agreement.

                     1.2 Principles of Construction.

                     (a) References in this Agreement to any statute, decree, regulation or other Applicable Law shall be construed as a reference to such statute, law, decree, regulation or other Applicable Law as re-enacted, redesignated, amended or extended from time to time, except as otherwise provided in this Agreement.

                     (b) References in this Agreement to any document or agreement shall be deemed to include references to such document or agreement as amended, varied, supplemented or replaced from time to time in accordance with the terms of this Agreement and to include any side letters executed in connection therewith.

                     (c) References to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                     (d) References to any Person or Persons shall be construed as a reference to any permitted successors or assigns of such Person or Persons.

                     (e) The words "include", "includes" and "including" in this Agreement shall not be limiting and shall be deemed in all instances to be followed by the phrase "without limitation".

                     (f) Whenever the context may require, any pronoun in this Agreement shall include the corresponding masculine, feminine and neuter forms.

                     (g) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States in conformity with those used in the preparation of the financial statements referred to in Section 9.3.

                     SECTION 2.  FACILITIES

                     2.1 Tranche A Facility. Each of the Lenders agrees, subject to and upon the terms and conditions set forth herein including, without limitation, the satisfaction of the conditions set forth in Section 7, to make a term loan or term loans in Dollars (each a "Tranche A Loan" and collectively the "Tranche A Loans") to the Borrower under the Tranche A Facility at any time and from time to time on or prior to the Commitment Termination Date in an aggregate principal amount not exceeding its Tranche A Commitment. The proceeds from the Tranche A Loans shall be used solely to finance the construction of the Vessel and, subject to Clause 2.3(c), to pay for OFE and other related Vessel construction and supervision costs.

                     2.2 Tranche B Facility. Each of the Lenders agrees, subject to and upon the terms and conditions set forth herein including, without limitation, the satisfaction of the conditions set forth in Section 7, to make a revolving loan or revolving loans in Dollars (each a "Tranche B Loan" and collectively the "Tranche B Loans") to the Borrower under the Tranche B Facility at any time and from time to time on or prior to the Commitment Termination Date in an aggregate principal amount not exceeding its Tranche B Commitment. The proceeds from the Tranche B Loans shall be used solely to pay to the Lenders any commitment fee and/or interest accruing under the Facilities.

                     2.3 Method of Borrowing. (a) The Borrower shall give the Agent notice in writing ("Notice of Borrowing") not later than 11:00 a.m. (Singapore time) on the third Business Day (in the case of a Borrowing under the Tranche A Facility) or the second Business Day (in the case of a Borrowing under the Tranche B Facility) before each Borrowing, specifying:

                     (i) the Borrowing Date which shall be a Business Day;

                     (ii) the purpose for which the proceeds of such Borrowing are to be applied;

                     (iii) the amount of such Borrowing, which shall not exceed the aggregate of the Unutilized Tranche A Commitments, or as the case may be, the Unutilized Tranche B Commitments of the Lenders and otherwise be an amount which conforms to the terms of this Agreement;

                     (iv) the duration of the initial Interest Period applicable to such Borrowing; and

                     (v) the account of the recipient into which the proceeds of such Borrowing are to be paid.

                     Each Notice of Borrowing shall be irrevocable and shall:

                     (1) in the case of a Borrowing under the Tranche A Facility which is to be used by the Borrower for payment or reimbursement of payment of Vessel construction costs to KFL, be substantially in the form set out in Annex A hereto;

                     (2) in the case of a Borrowing under the Tranche A Facility which is to be used by the Borrower for payment of OFE and other related Vessel construction and supervision costs (not being costs which are payable to KFL), be substantially in the form of Annex B hereto; and

                     (3) in the case of a Borrowing under the Tranche B Facility, be substantially in the form set out in Annex C hereto.

                     (b) In the case of a Borrowing under the Tranche A Facility which is to be used by the Borrower for payment or reimbursement of payment of Vessel construction costs to KFL, the Notice of Borrowing shall not be effective or valid for any purpose unless it is accompanied by copies of invoices issued by KFL or other certificates of any other Person as are or were required to be submitted under the terms of the Platform Construction Agreement for payment thereunder, which, in each case, shall be in form and substance acceptable to the Agent. The Borrower also unconditionally and irrevocably agrees that the proceeds of each such Borrowing shall be paid by the Lenders directly to KFL against the delivery of the documents referred to above and at no time shall the proceeds of any such Borrowing be paid to the Borrower or to the Operating Account unless such proceeds are to be paid to the Borrower for reimbursement of payment of Vessel construction costs previously made by the Borrower to KFL pursuant to advances made by the Promoter and satisfactory evidence thereof has been provided to the Agent.

                     (c) In the case of a Borrowing under the Tranche A Facility which is to be used by the Borrower for the payment or reimbursement of payment of OFE and other related Vessel construction and supervision costs (not being costs payable to KFL), the Notice of Borrowing shall not be effective or valid for any purpose unless (i) it is accompanied by a certificate issued by the Chief Financial Officer of the Borrower in the form set out in Annex G (1) specifying in detail the description and value of OFE and other related Vessel construction and supervision costs which are to be paid for from the proceeds of such Borrowing and (2) certifying that a minimum amount of twenty million Dollars (U.S. $20,000,000) from the Members' Contributions has been utilized by the Borrower exclusively towards payment of Vessel construction costs to KFL and/or payment of OFE and other related Vessel construction and supervision costs and (ii) the aggregate amount of such Borrowing and other Borrowings previously made hereunder for such purpose do not exceed twenty million Dollars (U.S. $20,000,000). The proceeds of each such Borrowing shall be paid into the Operating Account in the first instance but the Borrower shall be entitled to withdraw the proceeds thereafter for the purpose set forth in the Notice of Borrowing.

                     (d) In the case of a Borrowing under the Tranche B Facility, the Borrower irrevocably and unconditionally agrees that the proceeds of such Borrowing shall be paid directly to the Agent (for the account of the Lenders) and applied by the Agent towards payment of interest or fees then due and payable under this Agreement. The Borrower hereby authorizes and instructs the Agent to apply each such Borrowing hereunder in accordance with the terms of this Section 2.3(d).

                     2.4 Disbursement of Funds. Not later than 12:00 Noon (New York time) on the Borrowing Date specified in each Notice of Borrowing, each Lender will, subject to the fulfillment of the conditions set forth in this Agreement and in particular Section 7 hereof, make available its pro rata portion of each such Borrowing requested on such date. All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Agent and the Agent will make available to the Borrower at the Payment Office (not later than 12:00 Noon (New York time) on the Borrowing Date specified in such Notice of Borrowing) the aggregate of the amounts (if any) so made available by the Lenders. To the extent that Loans made by the Lenders mature on the date of a requested Borrowing, the Lenders shall apply the proceeds of the Loans they are then making, to the extent thereof, to the repayment of such maturing Loans, such Loans and repayments intended to be a contemporaneous exchange. Unless the Agent shall have been notified by any Lender prior to a Borrowing Date that such Lender does not intend to make available to the Agent such Lender's portion of the Borrowing to be made on such date (such notification to be wholly without prejudice to the Borrower's rights against the notifying Lender), the Agent may assume that such Lender has made such amount available to the Agent on such date and the Agent may make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender on the Borrowing Date, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the customary rate set by the Agent for the correction of errors among banks. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and to the extent that the Borrower is in receipt of such corresponding amount, the Borrower shall as soon as reasonably practicable pay such corresponding amount to the Agent together with interest at the rate specified for the Borrowing. Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder. No Lender shall be responsible for any failure by any other Lender in its obligations to make Loans hereunder, and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

                     2.5 Minimum Amount of Each Borrowing. The principal amount of each Borrowing under the Tranche A Facility shall not be less than one hundred thousand Dollars (U.S. $100,000).

                     2.6 Loan Accounts. The Loans made by the Lenders shall be evidenced by one or more loan accounts maintained by the Agent in the ordinary course of business. The loan accounts or records maintained by the Agent shall be conclusive of the amount of the Loans made by the Lenders to the Borrower and the payments of the principal thereof and interest thereon absent manifest error. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the Obligations of the Borrower hereunder to pay any amount owing to the Lenders with respect to the Loans.

                     2.7 Notes. The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender shall be evidenced by a Note duly executed and delivered by the Borrower payable to the order of such Lender in an amount equal to the Commitment of such Lender. Each Note will (i) mature on the Final Maturity Date, (ii) bear interest as provided in Section 2.8 hereof and (iii) be entitled to the benefits of this Agreement and the other Transaction Agreements. Each Lender shall record the date and amount of each Loan made hereunder and the date and amount of each payment of principal of a Loan made by the Borrower with respect thereto. Prior to any transfer of any Note, each Lender may endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of such Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower hereunder or under such Note. Each Lender is hereby irrevocably authorized by the Borrower so to endorse each Note issued to it and to attach to and make a part of such Note a continuation of any such schedule as and when required.

                     2.8 Interest. The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the Borrowing Date of such Loan until the maturity thereof (whether by acceleration, prepayment or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of Applicable Margin and the LIBOR Rate for such Interest Period (the "Interest Rate"). The LIBOR Rate shall be determined by the Agent and such determination shall be conclusive and binding upon the Borrower absent any manifest error. The Agent shall upon determining the Interest Rate for any Interest Period promptly notify the Borrower and the Lenders thereof.

                     2.9 Interest Payment. Interest on each Loan under the Tranche A Facility and the Tranche B Facility shall accrue from and including the Borrowing Date of such Loan to but excluding the last day of each Interest Period relating thereto. Interest shall be payable, in respect of each Loan, in arrears on (i) each Interest Payment Date, (ii) upon any prepayment of such Loan (to the extent accrued on the amount being prepaid to the date of prepayment) and (iii) at maturity of such Loan. Interest shall be calculated on the basis of the actual number of days elapsed in a year of three hundred and sixty (360) days.

                     2.10 Interest Periods. The Borrower may from time to time elect the duration of the Interest Period applicable to any Loan. Each such election shall be made by delivering a notice in writing (a "Notice of Interest Period Election") to the Agent by 11:00 a.m. (Singapore time) at least three Business Days prior to the commencement of an Interest Period specifying the duration of the Interest Period which it has elected. Such Notice of Interest Period Election once received by the Agent shall not be revocable.

                     2.11 Default Interest. Any overdue principal of or interest on any Loan and any other overdue amount payable hereunder shall bear interest, payable on demand, for each day from (and including) the date payment thereof was due to (but excluding) the date of actual payment, at a rate per annum equal to the sum of two per cent. (2%) in excess of the then applicable Interest Rate.

                     2.12 Commitment Fee. The Borrower shall pay to the Agent (for the account of the Lenders) a commitment fee at the rate of zero point two five per cent. (0.25%) per annum on the average daily amount of the Unutilized Total Commitment of the Lenders. Such commitment fee shall accrue from and including the date hereof to the Commitment Termination Date, and shall be payable semi-annually in arrears on the last Business Day of each June and December of each year and upon the Commitment Termination Date.

                     2.13 Cancellation. The Borrower may, upon giving at least seven (7) days' prior written notice (which notice shall be irrevocable) to the Agent, cancel (in whole or in part) the Unutilized Commitment of the Lenders in integral multiples of five hundred thousand Dollars (U.S. $500,000) but subject to a minimum amount of five hundred thousand Dollars (U.S. $500,000) and the payment of a cancellation fee amounting to zero point two five per cent. (0.25%) of the amount canceled. Any partial cancellation shall be applied proportionately to reduce the Commitment of each Lender. Any amount of the Unutilized Commitment which remains available and undrawn on the Commitment Termination Date will be deemed canceled by the Borrower and the cancellation fee will be payable with respect to such amount on the Commitment Termination Date. All Commitments shall, unless terminated earlier in accordance with the provisions hereof, terminate by close of business on the Commitment Termination Date.

                     2.14 Agency Fees: The Borrower shall pay to the Agent, for its own account, such agency fees as may be agreed to from time to time between the Borrower and the Agent.

                     SECTION 3.  REFINANCING

                     3.1 Refinancing. Provided That no Event of Default or Potential Event of Default has occurred and subject to the satisfactory delivery of the Vessel in accordance with the Platform Construction Agreement, the Borrower shall have the option to request the Lenders to refinance the Loans with new facilities ("Refinancing Facilities") which shall be subject to the terms and conditions set forth in the Refinancing Agreement.

                     3.2 Procedure. The Borrower shall give the Agent at least sixty (60) days' prior written notice in the event that it wishes the Lenders to refinance the Facilities granted hereunder, such notice to be given not less than sixty (60) days prior to the Final Maturity Date of the Facilities. The

Borrower, the Agent and the Lenders shall enter into and execute the Refinancing Agreement and other security documents with respect to the Refinancing Facilities which are referred to in the Refinancing Agreement at least three (3) Business Days prior to the Final Maturity Date. The availability of the Refinancing Facilities will be subject to the terms and conditions set forth therein. All costs and expenses (including reasonable legal fees and syndication costs) incurred in connection with the execution of the Refinancing Agreement and the related security documents shall be borne by the Borrower.

                     SECTION 4.  SECURITY

                     4.1 Security Documents. As security for the due and punctual performance of all Obligations of the Borrower under the Transaction Agreements, the Borrower shall execute, deliver and grant to the Agent the following security and other arrangements:

                     (a) the Security Agreement;

                     (b) the Assignment of Pre-Delivery Insurances;

                     (c) the Assignment of Platform Construction Agreement; and

                     (d) the Operating Account Charge.

                     4.2 Operating Account. The Borrower shall establish and maintain in a manner at all times satisfactory to the Agent the Operating Account at the Agent's office in Singapore into which, among other things, the proceeds of any Borrowing which is to be used for the payment or reimbursement of payment of OFE and other related Vessel supervision and construction costs and all earnings, revenues and other receivables of the Borrower received under the Charter Agreements or otherwise shall be deposited. The Borrower shall, unless an Event of Default or a Potential Event of Default has occurred, be entitled to withdraw the amounts paid into the Operating Account for the following purposes:

                     (i) payment or reimbursement of payment of OFE and other related Vessel supervision and construction costs permitted by this Agreement;

                     (ii) payment of any Excluded Affiliate Debt; and

                     (iii) payment or reimbursement of payment of principal or interest or fees to the Agent or any Lender hereunder.

                     No other withdrawals or transfers shall be permitted to be made by the Borrower from the Operating Account.

                     Upon full repayment of the Facilities hereunder and the Agent is satisfied that the Borrower is under no other Obligations hereunder, the Agent shall, at the request of the Borrower, transfer any monies standing to the credit of the Operating Account to the Refinancing Operating Account.

                     4.3 Protection of Security. Without in any manner limiting any rights of the Agent under the Security Documents, the Agent may at any time after an Event of Default has occurred or after a Potential Event of Default has occurred which continues unremedied for a period of fourteen (14) days, take any action for the purpose of protection of the security created by any Security

Document (including, without limitation, effecting insurance on the Vessel and making repairs to the Vessel, in each case that the Borrower is otherwise required to but has failed to effect) and the Borrower hereby irrevocably appoints the Agent its attorney to act in its name in order to so protect such security. Each and every expense or liability incurred by the Agent in so protecting such security shall be payable to the Agent by the Borrower on demand together with interest thereon at the rate specified in Section 2.11 hereof from the date such expense or liability was incurred by the Agent until the day of repayment by the Borrower.

                     SECTION 5.  PAYMENTS BY THE BORROWER

                     5.1 Repayment. The Tranche A Loans shall be repaid in full in one lump sum by the Borrower on the Final Maturity Date and may not be reborrowed by the Borrower thereafter. Each Tranche B Loan shall be repaid in full by the Borrower on each Interest Payment Date relating thereto but may be reborrowed subject to the provisions of this Agreement provided that all Tranche B Loans shall be repaid in full on the Final Maturity Date and may not be reborrowed thereafter.

                     5.2 Tranche A Prepayment. The Borrower shall have the right to prepay the Tranche A Loans, in whole or in part, subject to the following terms and conditions: (i) the Borrower shall give the Agent at least seven (7) days' prior written notice of its intent to prepay the Tranche A Loans, the amount of such prepayment and the date of such prepayment (which shall be an Interest Payment Date); (ii) any partial prepayment shall be at least one million Dollars (U.S. $1,000,000) and in integral multiples of five hundred thousand Dollars (U.S. $500,000) and (iii) payment of prepayment fee of zero point two five per cent. (0.25%) flat on amount prepaid together with any applicable break funding costs. Each prepayment made pursuant to this Section
5.2 shall be accompanied by all interest accrued on the amount prepaid to the date of such prepayment and shall be applied to prepay the Tranche A Loans of the Lenders in proportion to their Commitments.

                     5.3 Tranche B Prepayment. The Borrower shall have the right to prepay the Tranche B Loans, in whole or in part, subject to the following terms and conditions: (i) the Borrower shall give the Agent at least seven (7) days' prior written notice of its intent to prepay the Tranche B Loans, the amount of such prepayment and the date of such prepayment (which shall be an Interest Payment Date); and (ii) payment of prepayment fee of zero point two five per cent. (0.25%) flat on amount prepaid together with any applicable break funding costs. Each prepayment made pursuant to this Section 5.3 shall be accompanied by all interest accrued on the amount prepaid to the date of such prepayment and shall be applied to prepay the Tranche B Loans of the Lenders in proportion to their Commitments.

                     5.4 Mandatory Prepayment. The Borrower shall prepay the Loans without premium or penalty in the event that the Vessel becomes a Total Loss and the insurance proceeds are paid under the Pre-Delivery Insurances due to such Total Loss Provided That the Borrower may request the Agent (acting on the instructions of the Required Lenders) to consent to the repair of the Vessel in a situation where the Vessel is capable of being repaired notwithstanding that a Total Loss (other than an actual total loss) has occurred and the insurance proceeds exceed the cost of such repair and Provided Further That the Lenders shall have the sole and absolute discretion to withhold its consent to such repair in such a situation. Any such prepayment shall be made within three
(3) Business Days of the receipt of the insurance proceeds and upon at least two
(2) Business Days' prior written notice to the Agent.

                     5.5 Payments. All payments (including prepayments) to be made by the Borrower on account of principal, interest, fees and other amounts required to be paid hereunder shall (i) except as otherwise expressly provided herein, be made without defense, set-off or counterclaim to the Agent (for the account of the Lenders) at the Agent's Payment Office, and (ii) be made in Dollars in immediately available funds no later than 12:00 Noon (New York City time) on the due date. Any payment which is received by the Agent later than 12:00 Noon (New York City time) shall be deemed to have been received on the immediately succeeding Business Day. The Agent will promptly thereafter distribute funds received ratably to the Lenders for the account of their respective Lending Offices.

                     5.6 Business Day. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day unless the next succeeding Business Day falls in the next calendar month, in which case such payment shall be made on the immediately preceding Business Day. Any extension or reduction of time shall be included in the computation of interest hereunder.

                     SECTION 6.  YIELD PROTECTION AND ILLEGALITY

                     6.1 Illegality. Notwithstanding anything in this Agreement, if the making, funding, participating or maintaining of all or any portion of any Commitment or any Loan has been made (x) unlawful by any change made in any Applicable Law by any Governmental Authority charged with the administration thereof or (y) impossible as a result of compliance with any governmental request (whether or not having force of law), the Borrower shall, upon notice from and request by any Lender, either (i) if related to such Lender's Commitments hereunder, reduce the Lenders' Commitments as is necessary such that it is no longer unlawful or impossible, or (ii) if related to the Loans, prepay in full, without fee or penalty, the principal amount of the Loans affected thereby (or the applicable portion thereof as is necessary such that it is no longer unlawful or impossible) on the next occurring Interest Payment Date (unless the effect of the Applicable Law, request or contingency requires earlier or immediate repayment, in which case, on such earlier date or immediately, as relevant), together with all accrued interest thereon and all amounts, if any, determined by such Lender to be payable to it pursuant to
Section 6.3 hereof.

                     6.2  Increased Costs.

                     6.2.1 Change of Law. If any Lender shall determine that, due to either (i) the introduction of or any change in or in the interpretation of any Applicable Law or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be (x) any increase in the cost to such Lender in making, funding, participating, continuing or maintaining any Commitment or any Loan or (y) any liability of such Lender to make any payment on account of tax (other than corporate income tax on its overall income) or otherwise or any liability for an assertion, imposition, levy or assessment on account of tax (other than corporate income tax on its overall income) or otherwise on or calculated by reference to the amount of any Commitments or any Loans, either made or to be made by such Lender hereunder, then the Borrower shall be liable for, and shall from time to time, upon demand therefor by such Lender, pay to such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs or liability. Each such Lender shall use its reasonable endeavors to mitigate the occurrence of the events described in this Section
6.2.1 including the transfer of all or part of its Commitment or Loan to another of its branches or another bank or financial institution. Notwithstanding the foregoing, each such Lender shall be under no obligation to make any such transfer if in the sole opinion of such Lender, such transfer would or might have an adverse effect upon its business, operations, financial condition or otherwise. Upon the occurrence of the events described in this Section 6.2.1, the Borrower shall also be entitled to prepay in full, without fee or penalty, the principal amount of the Loans affected thereby on the next occurring Interest Payment Date.

                     6.2.2 Capital Adequacy Regulation. If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, affects the amount of capital required (or to be required) to be maintained by such Lender and such Lender determines that the amount of such capital is increased as a consequence of any Commitment, any Loan or its obligations under any Transaction Agreement or that its rate of return on capital is reduced then, upon demand of such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase in the required capital or such reduction in rate of return. Each such Lender shall use its reasonable endeavors to mitigate the occurrence of the events described in this Section
6.2.2 including the transfer of all or part of its Commitment or Loan to another of its branches or another bank or financial institution. Notwithstanding the foregoing, such Lender shall be under no obligation to make any such transfer if in the sole opinion of such Lender, such transfer would or might have an adverse effect upon its business, operations, financial condition or otherwise. Upon the occurrence of the events described in this Section 6.2.2, the Borrower shall also be entitled to prepay in full, without fee or penalty, the principal amount of the Loans affected thereby on the next occurring Interest Payment Date.

                     6.3 Funding Losses. The Borrower agrees to reimburse each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

                     6.3.1 the failure of the Borrower to make any payment or mandatory prepayment of principal of any Loan (including payments made after any acceleration thereof) when required by the terms of this Agreement;

                     6.3.2 the failure of the Borrower to make any prepayment after the Borrower has given a notice in accordance with Section 5.2 and/or
Section 5.3 hereof; or

                     6.3.3 any prepayment of a Loan on a day which is not an Interest Payment Date;

                     including in each such case any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. A certificate from such Lender with respect to any loss or expense incurred by such Lender shall be conclusive and binding upon the Borrower save for manifest error.

                     6.4 Net Payments. All payments to be made by or on behalf of the Borrower under this Agreement or under the other Transaction Agreements will be made without set-off, counterclaim or other defense and free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments and all interest, penalties or similar liabilities with respect thereto (all such taxes, levies, imposts, duties, fees, assessments or other charges and interest, penalties or similar liabilities with respect thereto, collectively, "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under the other Transaction Agreements, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein. The Borrower will furnish to the Agent within forty-five (45) days after the date the payment of any Taxes is due pursuant to Applicable Law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid or payable by such Lender and against any loss, liability, claim or expense, including interest, penalties and legal fees that it may incur at any time arising out of or in connection with any failure of the Borrower to make payment any Taxes when due.

                     6.5 Tax Credit. If any Lender receives for its own account a repayment or credit in respect of tax which such Lender determines in its sole discretion is attributable to an increased payment made by the Borrower under
Section 6.4, such Lender shall pay to the Borrower an amount which such Lender shall in its sole discretion determine would leave it (after such payment) in the same after-tax position as it would have been if the Borrower had not been required to make the increased payment. Nothing in this Section 6.5 shall interfere with the right of any Lender to arrange its tax affairs in whatever manner it may deem fit nor oblige such Lender to disclose any information relating to its tax affairs or any computations in respect thereof.

                     6.6 Sharing of Payments. (i) The Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations of the Borrower hereunder, it shall distribute such payment to the Lenders pro rata based upon their respective shares of the Obligations in respect of which such payment was received.

                     (ii) Each of the Lenders agrees that, if it should receive any amount (whether by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Transaction Agreements, or otherwise) which is applicable to the payment or reduction of any Obligation of the Borrower under any of the Transaction Agreements, and is in excess of its ratable share of payments or reductions on account of such Obligations obtained by all the Lenders, such Lender receiving such excess payment or reduction shall forthwith (i) notify each of the other Lenders and the Agent of such receipt, and (ii) purchase for cash without recourse or warranty from the other Lenders such participations in the affected Obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

                     SECTION 7.  CONDITIONS PRECEDENT

                     7.1 Conditions Precedent to Initial Borrowing . The obligation of each Lender to make any Loan hereunder shall be subject to the fulfillment, at least three (3) Business Days prior to the Initial Borrowing Date, or in the case of Section 7.1.1, on the same day as the Initial Borrowing Date, in each case in a manner satisfactory to the Agent of the conditions set forth below:

                     7.1.1 The Note. The Agent shall have received (for the account of each Lender) duly executed Notes dated as of the Initial Borrowing Date in the aggregate principal amount of each Lender's Commitment in the form of Annex D hereto.

                     7.1.2 Charter Documents. The Agent shall have received a certificate from the Borrower, substantially in the form of Annex E hereto, signed by an Authorized Officer of the Borrower, together with certified true copies of the certificate of formation and operating agreement of the Borrower (including all amendments thereto) and the resolutions of the management committee of the Borrower referred to in such certificate of the Borrower and the names, specimen signatures and evidence of authority of the persons who will sign this Agreement and each other Transaction Agreement or document required by this Agreement on behalf of the Borrower.

                     7.1.3 Governmental Approvals. Evidence satisfactory to the Agent that all Governmental Approvals and other approvals, consents, permits, filings, authorizations, licenses and registrations (if any) that are required to be obtained under Applicable Law in relation to the Transaction Agreements have been obtained.

                     7.1.4 Opinions of Counsel. The Agent shall have received opinions from legal counsel to the Borrower addressed to the Agent and the Lenders with respect to the laws of the State of Delaware, the State of New York, the State of Texas, Singapore and any other relevant law as to such matters relating to this Agreement and the other Transaction Agreements as the Agent may specify (each of which shall be in the form set out in Exhibit G or otherwise satisfactory to the Agent).

                     7.1.5 Members' Contributions. The Agent shall have received a certificate issued by the Chief Financial Officer of the Borrower that no less than twenty million Dollars (U.S. $20,000,000) has been paid to the Borrower as contributions towards the Promoter's membership interests in the Borrower or subordinated loans by the Promoter and such funds have been (or will be) applied by the Borrower exclusively in or towards payments which are required to be made by the Borrower to KFL under the Platform Construction Agreement or towards payment of the OFE or other related Vessel construction and supervision costs.

                     7.1.6 Agent for Service of Process. The Agent shall have received satisfactory evidence in the form set out in Annex F that the Borrower has irrevocably appointed as its agent for service of process, Farkouh, Furman & Faccio, presently located at 1370 Avenue of the Americas, 25th Floor New York, NY 10019 and that such agent has accepted such appointment and has agreed to forward forthwith to the Borrower all legal process which is addressed to the Borrower and received by such agent.

                     7.1.7 Security Documents.

                     (i) The Agent shall have received duly executed copies of all Security Documents and the Subordination Agreement with respect to any Affiliate Debt.

                     (ii) The Agent shall have received evidence satisfactory to the Agent that all consents to and notices of assignment which are required to be provided under each of the Assignments have been duly provided and delivered thereunder and all acknowledgment of such notices of assignment have been duly executed by the recipient thereof and delivered to the Borrower (with a copy to the Agent).

                     (iii) The Agent shall have received:

                     (a) acknowledgment copies of proper financing statements (Form UCC-1) duly filed under the UCC of each jurisdiction as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by the Security Documents;

                     (b) certified copies of requests for information or copies (Form UCC-11), or equivalent reports, listing the financing statements referred to in clause (a) above and all other effective financing statements that name the Borrower as debtor and that are filed in the jurisdictions referred to in said clause (a), together with copies of such other financing statements; and

                     (c) evidence of the completion of all other recordings and filings of, or with respect to, the Security Documents as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by the Security Documents.

                     7.1.8 Operating Account. Evidence satisfactory to the Agent that the Operating Account has been opened with the Agent.

                     7.1.9 Insurances. Evidence satisfactory to the Agent that all insurance premiums which are due and payable have been paid under the Pre-Delivery Insurances, all copies of the policies or cover notes relating to the Pre-Delivery Insurances have been delivered to the Agent and that the Agent has been named as loss payee thereunder (save as otherwise provided in the Assignment of Pre-Delivery Insurances).

                     7.1.10 Platform Construction Agreement. The Borrower shall have delivered to the Agent a copy of the Platform Construction Agreement (together with any amendments and change orders relating thereto) certified by an Authorized Officer of the Borrower as being a true and complete copy thereof and evidence satisfactory to the Agent that the rights and benefits under the Platform Construction Agreement have been irrevocably and unconditionally assigned by the Promoter in favor of the Borrower.

                     7.2 Conditions Precedent to All Borrowings . The obligation of each Lender to make available any Loan hereunder shall be subject to the fulfillment, prior to or concurrently with the making of each such Loan in a manner satisfactory to the Agent, of the conditions set forth below and the acceptance of the benefits of each such Loan shall constitute a representation and warranty by the Borrower to the Agent and the Lenders that all the applicable conditions specified in Section 7.1 hereof (with respect only to the initial Loan made hereunder) and in this Section 7.2 have been satisfied:

                     7.2.1 Receipt of Notice of Borrowing. The Agent shall have received a Notice of Borrowing duly completed and executed by an Authorized Officer of the Borrower in accordance with Section 2.3 hereof.

                     7.2.2 No Default. No Event of Default or Potential Event of Default shall have occurred, or will occur, upon the making of the requested Loan.

                     7.2.3 Representations and Warranties. All the representations and warranties made by the Borrower in this Agreement and any other Transaction Agreements shall be true in all respects on the date of making of each Loan with the same effect as though such representations and warranties had been made on and as of such date (except to the extent such representations and warranties relate to an earlier date).

                     7.2.4 Government Actions, Permits, etc. There shall have been obtained, and be in full force and effect, operative and unexpired, all Governmental Approvals and other approvals, consents, permits, filings, authorizations, licenses and registrations (if any) necessary or appropriate for:

                     (i) the making of any Loan by any Lender under this Agreement and the Notes;

                     (ii) the carrying on of the business of the Borrower as it is presently carried on and is contemplated to be carried on;

                     (iii) the construction and acquisition of the Vessel in accordance with the terms of the Platform Construction Agreement;

                     (iv) the due execution and delivery by the Borrower of, and performance by the Borrower under, all of the documentation required in connection with the Transaction Agreements; and

                     (v) the remittance to the Lenders in the currency specified therein, of all moneys payable pursuant to this Agreement and any other Transaction Agreement.

                     7.2.5 Fees and Costs. The agency fees required to be paid pursuant to Section 2.14 and all other fees, costs and expenses required to be paid pursuant to Section 11 hereof shall have been paid by the Borrower.

                     7.2.6 Additional Information. The Agent shall have been provided with all such additional documents, statements, certificates, reports, evidence and information as it may have requested in connection with the transactions contemplated hereby.

                     SECTION 8.  REPRESENTATIONS AND WARRANTIES

                     In order to induce the Lenders to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lenders that:

                     8.1 Status. The Borrower (i) is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged or proposes to be engaged and to do all things necessary or appropriate in respect of the Project and to consummate the transactions contemplated by the Transaction Agreements,
(iii) is capable of suing and being sued and (iv) is duly qualified as a foreign corporation and in good standing in each U.S. jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

                     8.2 Power and Authority. The Borrower has the limited liability company power to execute, deliver and perform the terms and provisions of each of the Transaction Agreements and has taken all necessary limited liability company action to authorize its execution, delivery and performance of the Transaction Agreements. The Borrower has duly executed and delivered the Transaction Agreements and each of the Transaction Agreements constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

                     8.3 No Violation. Neither the execution, delivery or performance by the Borrower of the Transaction Agreements nor the Borrower's compliance with or performance of the terms and provisions thereof, will (i) contravene any provision of any Applicable Law, regulation, order, writ, injunction or decree of any court or Governmental Authority, (ii) violate any provision of the certificate of formation or the operating agreement of the Borrower, (iii) conflict or be inconsistent with or result in any breach or default of any of the terms, covenants, conditions or provisions of any agreement, contract or instrument to which the Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject; or
(iv) result in the creation or imposition of any Lien (save for any Lien created by the Security Documents) upon any of the property or assets of the Borrower.

                     8.4 Approvals. All Governmental Approvals and other consents, approvals, authorizations, licenses, permissions, filings or registrations which are required in connection with the execution, delivery or performance of each of the Transaction Agreements and the legality, validity, binding effect or enforceability of any such Transaction Agreement have been obtained and are in full force and effect.

                     8.5 Litigation. There are no actions, litigation, suits or proceedings pending against the Borrower or any of its properties or assets or, to the best of the knowledge of the Borrower, threatened against or affecting the Borrower or any of its properties or assets which would have a Material Adverse Effect on the Borrower.

                     8.6 Fees and Enforcement. Other than amounts that have been paid in full or will have been paid in full by the Initial Borrowing Date, no fees or taxes, including stamp, transaction, registration or similar taxes, are required to be paid for the legality, validity, enforceability or admissibility in evidence of any of the Transaction Agreements in the State of New York, the State of Delaware and Singapore.

                     8.7 Priority. The Loans constitute direct, unconditional and general obligations of the Borrower and rank at least pari passu as to priority of payment to all other Indebtedness of the Borrower.

                     8.8 Liens. The Borrower does not have outstanding any Lien or obligation to create Liens on or with respect to any of its properties, assets or revenues except for Permitted Liens.

                     8.9  Financial Statements.

                     8.9.1 The most recent financial statements of the Borrower to be delivered by the Borrower pursuant to Section 9.3.1 (duly certified by its Chief Financial Officer) will present fairly the financial position of the Borrower as at the date of such financial statements. Since the date of such financial statements, there has been, to the knowledge of the Borrower, no change in the business, operations, property, assets, condition (financial or otherwise) of the Borrower has occurred which would have a Material Adverse Effect on the Borrower. The financial reports to be hereafter delivered by the Borrower pursuant to Section 9.3.1 will be complete and correct, will fairly present the financial condition of the Borrower and the results of the operation of the Borrower as at the date thereof and will be prepared in accordance with generally accepted accounting principles and practices consistently applied in the United States.

                     8.9.2 Except as fully reflected in the financial statements delivered pursuant to Section 9.3.1 hereof, there is no liability or obligation with respect to the Borrower of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would have a Material Adverse Effect. The Borrower does not know of any basis for the assertion against the Borrower of any liability or obligation of any nature whatsoever that is not fully reflected in the financial statements delivered pursuant to Section 9.3.1 hereof which, either individually or in the aggregate, could have a Material Adverse Effect.

                     8.10 True and Complete Disclosure. All information furnished by or on behalf of the Borrower in writing to the Agent in connection with the Project and any of the Transaction Agreements is or was, and all other information hereafter furnished by or on behalf of the Borrower in writing to the Agent in connection with the Transaction Agreements will be, when furnished, true, correct and complete in all respects and not incomplete by omitting to state any fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided.

                     8.11 Project Budget. All projections and budgets furnished or to be furnished to the Agent in relation to the Project (i) have been and will be prepared with due care, (ii) fairly present, and will fairly present, the Borrower's expectations as to the matters covered thereby, (iii) are based on, and will be based on, reasonable assumptions as to all factual and legal matters material to the estimates therein (including interest rates and costs) and (iv) are, and will be, in all material respects consistent with the provisions of the Transaction Agreements.

                     8.12 Tax Returns. The Borrower has filed all tax returns required to be filed by it and has paid all income taxes and assessments payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. The Borrower has paid, or has provided adequate reserves for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

                     8.13 Insolvency. The Borrower has taken no action and no other steps have been taken or legal proceedings started or, to the Borrower's best knowledge and belief, threatened against the Borrower for its winding-up, dissolution or liquidation or for the appointment of a receiver, administrative receiver, administrator, trustee or similar officer for the Borrower or any or all of its properties, assets and revenues.

                     8.14 Default. No Event of Default or Potential Event of Default has occurred or may occur as a result of the entry by the Borrower into the Transaction Agreements, the exercise by the Borrower of its rights thereunder or the performance or compliance by the Borrower with its obligations thereunder.

                     8.15 Subsidiaries. The Borrower does not, and will not at any time, have any Subsidiaries.

                     8.16 No Recordation Necessary. It is not necessary that any Transaction Agreement be registered, recorded or filed with any court or other authority in any jurisdiction except the requirement that the UCC financing statements relating to the Assignments and the Security Agreement be filed under the UCC of the State of Delaware or any other state in which the Borrower carries on business.

                     8.17 Capitalization. As of the date hereof, all the membership units of the Borrower that are issued and outstanding have been fully subscribed and paid for by the Promoter and are owned of record and beneficially by the Promoter. All such outstanding units have been duly and validly issued and are non-assessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its membership units or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its membership units.

                     8.18 Compliance. The Borrower is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Government Authority in respect of the conduct of its business and ownership of its properties and assets (including applicable statues, regulations, orders and restrictions relating to environmental standards and controls and other applicable Environmental Laws).

                     8.19 Immunity. The Borrower does not have immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under any Applicable Law in respect of its obligations under any of the Transaction Agreements.

                     8.20 Insurances. Schedule 8.20 sets forth a true and complete list of all Pre-Delivery Insurances maintained by the Borrower (or on its behalf) as of the date hereof together with the amounts insured thereunder.

                     8.21 Margin Stock. The Borrower is not engaged principally, or as one of its more important activities, in the business of extending credit for the purposes of buying or carrying Margin Stock.

                     8.22 Federal Reserve Regulations. No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Federal Reserve Board, including Regulation G, T, U or X.

                     8.23 ERISA. The Borrower does not maintain, sponsor, operate, administer or contribute to any welfare benefit plan (as defined in Section 3(1) of ERISA), any pension benefit plan (as defined in Section 3(2) of ERISA) or any other employee benefit plans for the employees of the Borrower or any Subsidiary or any ERISA Affiliate.

                     8.24 Survival. The representations and warranties set out in this Section 8 shall survive the execution of this Agreement and shall be deemed to be repeated on each Borrowing Date and on each Interest Payment Date. The Borrower shall have the right to disclose to the Agent or the Lenders any circumstances which have arisen which would constitute a breach of any representation or warranty hereunder without prejudice however to the rights of the Agent and the Lenders with respect to such breach.

                     SECTION 9.  COVENANTS

                     9.1 Affirmative Covenants. The Borrower covenants and agrees that until the Commitments have been terminated and all amounts owing under the Transaction Agreements have been paid in full, it will:

                     9.1.1 Book and Records. Keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities;

                     9.1.2 Inspection. Permit the officers and representatives of the Agent to (i) make inspections of its facilities, properties, assets and activities, (ii) examine and make copies of its books and records, and (iii) discuss the affairs, finances and accounts with the representatives of the Borrower (the Borrower to cause its officers and employees to give full cooperation and assistance in connection therewith), all at such reasonable times and intervals as the Agent shall request. The Borrower will also permit representatives of the Agent to inspect or survey the Vessel at the cost and expense of the Borrower, to ascertain its condition and whether it is properly repaired and maintained. Such inspection or survey shall be made on reasonable notice and at reasonable times and places. The Borrower will cause to be made all such repairs as such inspection or survey may show to be reasonably required at its own cost and expense;

                     9.1.3 Notifications. Promptly, and in any event within ten
(10) Business Days after an officer of the Borrower obtains knowledge thereof, provide written notice to the Agent of (i) any material dispute which may exist between the Borrower and any Governmental Authority or any international agency, or between the Borrower and KFL, (ii) any litigation, arbitration, administrative or governmental proceeding which would have a Material Adverse Effect on the Borrower, (iii) any other event which would in the reasonable opinion of the Borrower have a Material Adverse Effect on the Borrower and/or the Project. The Borrower will upon request of the Agent notify the Agent of the location of the Vessel and furnish to the Agent such information relating to the construction of the Vessel and to any other matter pertaining to the Vessel as the Agent shall, in its discretion, from time to time request;

                     9.1.4 Default. Promptly, but in no event later than three
(3) Business Days after an officer of the Borrower obtains knowledge of the occurrence of an Event of Default or a Potential Event of Default, provide written notice to the Agent of the particulars of such occurrence and the action proposed to be taken by the Borrower with respect thereto;

                     9.1.5 Additional Documents. Furnish such additional documents, opinions, certificates or other instruments or information as the Agent may request;

                     9.1.6 Governmental Approvals. (a) Take, or cause to be taken, all actions necessary or, in the reasonable opinion of the Agent, desirable, to obtain in a timely manner all Governmental Approvals and all other necessary consents, approvals, permits, licenses and authorizations and will promptly make, or cause to be made, all required filings or registrations with any Governmental Authority, in each case, to preserve, renew and keep in full force and effect its existence and its rights, franchises, and patents; and (b) obtain and maintain, or cause to be obtained and maintained in full force and effect (or where appropriate, renew) all such Governmental Approvals and all other consents, filings, registrations, approvals, permits, licenses, authorizations, rights, franchises, and patents necessary or desirable with respect to the Project or for the Borrower to perform its obligations under the Transactions Agreements or the transactions contemplated hereby or thereby;

                     9.1.7 Filing. Ensure that, if required for its legality, validity, enforceability or admissibility, this Agreement, the Note and any other Transaction Agreement or document executed in connection herewith be filed, recorded, registered or otherwise disclosed to the relevant authorities and that any stamp duty or similar taxes applicable in order to effect such filing, recording, registration or other disclosure be paid in full;

                     9.1.8 Insurance. The Borrower will maintain with financially sound and reputable insurers (which shall in each case be acceptable to the Agent, such acceptance not to be unreasonably withheld) insurance on the Vessel and all its other assets against such risks and to such extent as the Agent shall from time to time require and shall furnish to the Agent, upon written request, full information as to the insurance carried;

                     9.1.9 Affiliate Debt. Ensure that all Affiliate Debt shall be completely and unconditionally subordinated in right of payment to the prior payment in full of the Loans and the Notes and any other Obligation of the Borrower to the Agent and the Lenders under the Transaction Agreements, and that no payment shall be made on such Affiliate Debt to the Promoter or any other Affiliate of the Borrower or any other Person until the prior payment in full of amounts payable under this Agreement, the Notes and any other Transaction Agreements. The Borrower shall immediately upon the incurrence of any Affiliate Debt procure that the Borrower and the Promoter or each Affiliate or other Person to whom such Affiliate Debt is owed, shall execute and deliver to the Agent a Subordination Agreement, together with such other documents and legal opinions relating thereto as the Agent may request;

                     9.1.10 Platform Construction Agreement. (i) Duly and punctually perform its obligations under the Platform Construction Agreement or other contract or engagement with respect to the operations of any kind whatsoever and promptly notify the Agent of any material breach or default by any party to the Platform Construction Agreement;

                     (ii) The Borrower will not without the prior written consent of the Agent (a) make or consent to any assignment, transfer, termination or amendment of the Platform Construction Agreement except that the consent of the Agent shall not be required in relation to any amendment to the provisions of the Platform Construction Agreement which (1) do not increase the contract price of the Vessel (and as more particularly referred to below), (2) do not result in the Delivery Date of the Vessel being later than the date which is twenty-two (22) months from the Initial Borrowing Date or (3) do not affect in any manner whatsoever the security interests of the Lenders or the value of their security (collectively, the "Non-Critical Provisions"), (b) waive or release any obligation of KFL under the Platform Construction Agreement other than any obligation relating to the Non-Critical Provisions, or consent or agree to any act or omission on the part of KFL which would constitute a material breach or default thereunder or (c) fail, promptly and diligently, to exercise every material right it may have against KFL under the Platform Construction Agreement. For the purposes of subsection (a)(1), any amendment to the Platform Construction Agreement which does not have the effect of increasing the contract price of the Vessel beyond U.S. $75 million or, as the case may be, any other increase in the contract price of the Vessel in respect of which the Borrower has demonstrated to the satisfaction of the Agent that it has sufficient cash or funding resources to fund such increase will not require the prior written consent of the Agent;

                     (iii) Promptly furnish to the Agent true and complete copies of the Platform Construction Agreement and any amendments or modifications thereof in each case duly certified by an Authorized Officer of the Borrower;

                     9.1.11 Members' Contributions . Maintain the Members' Contributions at an amount which is not less than twenty million Dollars (U.S. $20,000,000) at all times and use a minimum amount of twenty million Dollars (U.S. $20,000,000) from the Members' Contributions exclusively for payments which are required to be made by the Borrower to KFL under the Platform Construction Agreement or towards payment of the OFE or other related Vessel construction and supervision costs;

                     9.1.12 OFE. Cause or ensure the provision and installation of OFE having an aggregate value of not less than eighteen million and five hundred thousand Dollars (U.S. $18,500,000) onto the Vessel by no later than the Delivery Date; and

                     9.1.13 Quantum of Financing. Ensure that the aggregate amount of the Loans outstanding hereunder shall not at any time exceed 87.7% of the Total Construction Costs. If at any time the Agent is of the opinion (based upon consultations with the Borrower) that aggregate amount of the Loans outstanding hereunder may exceed 87.7% of the Total Construction Costs, the Agent shall so notify the Borrower and the Borrower shall on the next succeeding Interest Payment Date prepay a portion of the Loans as required by the Agent such as to enable it to comply with the requirements set forth in this Section
9.1.13 or at its option cash collateralize such portion of the Loans in a manner satisfactory to the Agent such that the balance of the aggregate amount of the

Loans outstanding after deducting the amount of cash collateral provided hereunder will not exceed 87.7% of the Total Construction Costs.

                     9.2  Negative Covenants.

                     The Borrower covenants and agrees that until the Commitments have terminated and all amounts owing under this Agreement and the Notes have been paid in full that:

                     9.2.1 Negative Liens. The Borrower will not, and will not agree to, create, incur, assume or suffer to exist any Lien upon or with respect to any property, revenues or assets (real, personal or mixed, tangible or intangible) of the Borrower, whether now owned or hereafter acquired, provided that the provisions of this Section 9.2.1. shall not prevent the creation, incurrence, assumption or existence of the following Liens (each, a "Permitted Lien"):

                               (i) Liens created under any of the Security
           Documents;

                               (ii) Liens ranking after the Lenders' claims in priority hereunder over the OFE which may be created by the Borrower to secure any credit extended by any supplier of OFE to the Borrower, provided that the Agent, the Borrower and the supplier of OFE shall (as a condition precedent to the creation of such Lien) enter into a deed of priorities in relation to the priority of the respective Liens of the Lenders and the supplier of OFE which shall be in form and substance acceptable to the Agent;

                               (iii) Liens arising in favor of KFL under the Platform Construction Agreement;

                               (iv) Liens created in favor of a plaintiff or defendant in any action of the court or tribunal before whom such action is brought as security for costs and expenses where the Borrower is prosecuting or defending such action in good faith by appropriate steps and in respect of which appropriate reserves have been made;

                               (v) Liens arising by operation of law in respect of taxes which are not overdue for payment other than taxes being contested in good faith by appropriate steps and in respect of which appropriate reserves have been made; and

                               (vi) Liens over equipment (other than OFE) which are directly related to the operation or utilization of the Vessel but ranking after the Lenders' claims in priority hereunder and which has been paid for with funds advanced by the Promoter;

                     9.2.2 Indebtedness. The Borrower will not contract, create, incur, assume or suffer to exist any Indebtedness except for the following types of Indebtedness ("Permitted Indebtedness"):

                               (i) Indebtedness incurred under any of the Transaction Agreements;

                               (ii) Indebtedness incurred in respect of any Affiliate Debt which is completely and unconditionally subordinated in priority of payment to the amounts owing by the Borrower hereunder


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
           to the Lenders in a manner which is in form and substance acceptable to the Agent and Indebtedness incurred in respect of any Excluded Affiliate Debt;

                               (iii) Indebtedness incurred under any supplier credit given in the ordinary course of business by any supplier of OFE; and

                               (iv) Indebtedness incurred in the ordinary course of chartering and operation of the Vessel for an amount not exceeding U.S. $2,000,000 in aggregate.

                     9.2.3 Merger, Consolidation and Sale. The Borrower will not
(i) wind-up, liquidate or dissolve its affairs, (ii) enter into any transaction of merger or consolidation with any other person,(iii) convey, sell, lease, transfer or otherwise dispose of the Vessel or all or any of its other properties or assets in any manner whatsoever or (iv) enter into any agreement or take any steps to do any of the foregoing;

                     9.2.4 Distribution of Profits. The Borrower shall not declare or make any distribution of profits or otherwise (in cash or otherwise) to its members or any distribution or return of capital (in cash or otherwise) or otherwise reduce its capital, or take any other action which would have an effect equivalent to any of the foregoing;

                     9.2.5 Platform Construction Agreement. The Borrower will not assign or transfer its rights or obligations under the Platform Construction Agreement, or breach or default upon its obligations under the Platform Construction Agreement, or terminate, repudiate, rescind or cancel the Platform Construction Agreement, or amend or waive any term or provision of the Platform Construction Agreement except with the prior written consent of the Agent Provided that the prior written consent of the Agent shall not be required to be obtained with respect to any amendment or waiver to any of the Non-Critical Provisions in the Platform Construction Agreement;

                     9.2.6 Change in Business/Contracts. The Borrower will not make any change in the scope or nature of its business or operations and/or enter into any agreement or contract under which the Borrower may incur material obligations other than the Transaction Agreements;

                     9.2.7 Loans and Investments. The Borrower will not lend money or give credit (other than credit given in the ordinary course of business) or make advances to any Person, or purchase or acquire any stock, shares, obligations or securities of, or any other interest in, or make any contribution to, any Person;

                     9.2.8 Transactions with Affiliates. The Borrower will not enter into any transaction with any of its Affiliates except for (i) any transaction relating to the Subordinated Loans, (ii) any transaction with any of its Affiliates which relates to services provided in the ordinary course of business by such Affiliate to the Borrower in connection with the construction and operation of the Vessel which will be on an arm's length basis and which will not give rise to any rights in favor of such Affiliate which have priority over the rights of the Lenders hereunder and (iii) any transaction relating to any Excluded Affiliate Debt.

                     9.2.9 Capital Expenditure. The Borrower will not incur any expenditure for fixed or capital assets other than the following capital expenditure ("Permitted Capital Expenditure") (i) capital expenditure which is contemplated in the Platform Construction Agreement and (ii) capital expenditure incurred in the acquisition of any equipment directly related to the operation or utilisation of the Vessel which is to be installed on the Vessel for the purpose of or in connection with the charter of the Vessel and in respect of which the Agent has been provided satisfactory evidence (1) that such cost will be borne by the charterer (and not the Borrower, whether directly or indirectly) whether through an increase in charter hire or otherwise or (2) such cost will be funded through advances made by the Promoter.

                     9.2.10 Affiliate Debt. The Borrower will not make any payment on any Affiliate Debt (whether in the nature of the principal, interest or otherwise).

                     9.2.11 ERISA. The Borrower will not at any time hereafter maintain, sponsor, operate, administer or contribute to any welfare benefit plan (as defined in Section 3(1) of ERISA), any pension benefit plan (as defined in Section 3(2) of ERISA) or any other employee benefit plan for the employees of the Borrower or any Subsidiary or any ERISA Affiliate.

                     9.3  Reports.

                     9.3.1 Financial Reports. Beginning with the Fiscal Year in which this Agreement is executed, and continuing until all amounts owing under this Agreement and the Note are paid in full, the Borrower shall furnish to the Agent (i) within one hundred and eighty (180) days after the end of each of its Fiscal Year a copy of its statements of financial condition as at the end of such Fiscal Year together with the related statements of income and retained earnings and statements of cash flows for such Fiscal Year, in each case setting forth comparative figures (if any) for the preceding Fiscal Year and certified by the Auditors, and (ii) within forty-five (45) days after the close of each quarterly accounting period in each Fiscal Year, complete statements of financial condition of the Borrower as at the end of each such quarterly period with related statements of income and retained earnings and statements of cash flows for such quarterly period. All financial reports shall be prepared in accordance with generally accepted accounting principles in the United States, consistently applied.

                     9.3.2 Financial Information. The Borrower shall furnish to the Agent such information with respect to the business and financial condition of the Borrower as the Agent may request from time to time. All such information shall be in a form satisfactory to the Agent.

                     9.3.3 Progress Reports. The Borrower shall submit to the Agent a copy of the key event production schedule delivered to the Borrower by KFL pursuant to the Platform Construction Agreement as soon as possible following its receipt of the same from KFL. The Borrower shall also submit to the Agent within thirty (30) calendar days following the end of each calendar quarter a quarterly progress report confirming whether each phase of construction set forth in the key event production schedule has been completed and if not, an explanation of the circumstances resulting in the delay and an outline of the steps taken by the Borrower to ensure timely completion of the relevant phase of construction.

                     9.3.4 Promoter's Financial Reports. The Borrower shall furnish or shall procure the Promoter to furnish, to the Agent within one hundred and eighty (180) days after the end of each of the fiscal year of the Promoter a copy of the statements of financial condition of the Promoter as at the end of such fiscal year together with the related statements of income and retained earnings and statements of cashflows for such fiscal year, in each case setting forth comparative figures (if any) for the proceeding fiscal year and certified by the auditors of the Promoter. All such financial reports shall be prepared in accordance with generally accepted accounting principles in the United States, consistently applied.

                     9.3.5 Project Budget. The Borrower shall furnish to the Agent within ninety (90) days after the commencement of each Fiscal Year its projections and budget in relation to the Project for such Fiscal Year.

                      SECTION 10.  EVENTS OF DEFAULT

                     10.1 Rights Upon Occurrence of Events of Default. If any of the following events ("Events of Default") has occurred and is continuing:

                               (i) A failure by the Borrower to pay when due and payable any amount owing under any Transaction Agreement, and such default (arising only as a result of technical or administrative error) shall continue unremedied for three or more days;

                               (ii) Any representation or warranty made by the Borrower in this Agreement or in any other Transaction Agreement shall be found to have been incorrect in any material respect when made and if such breach is in the reasonable opinion of the Agent (acting reasonably and in good faith) capable of being remedied, such breach shall continue unremedied for a period of fifteen (15) Business Days after the occurrence thereof;

                               (iii) A failure by the Borrower to perform or comply with any of the other covenants or provisions set forth in this Agreement or any of the other Transaction Agreements and if such failure is in the reasonable opinion of the Agent (acting reasonably and in good faith) capable of being remedied, such failure shall continue unremedied for a period of fifteen (15) Business Days after the occurrence thereof (in the case of the covenants set forth in Sections 9.1.9, 9.1.13 and 9.2) and a period of fifteen (15) Business Days after notice of such failure has been given to the Borrower by the Agent (in the case of all other covenants or provisions set forth in this Agreement or any other Transaction Agreements);

                               (iv) A failure by the Borrower or the Promoter or any of the Subsidiaries of the Promoter to pay when due any other Indebtedness exceeding five million Dollars (U.S. $5,000,000) (or the equivalent in any other currency or currencies) in aggregate, or any such amount has, prior to the stated maturity thereof, become due and payable or has become capable of being declared so due and payable unless the liability of the Borrower or the Promoter or any of the Subsidiaries of the Promoter to pay any such amount is being contested in good faith and by appropriate proceedings in which case the Borrower shall be entitled to request a waiver from the Agent;

                               (v) The Borrower, the Promoter or any of the Subsidiaries of the Promoter shall commence a voluntary case concerning itself under Chapter 11 of the United States code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case shall be commenced against the Borrower; or an involuntary case is commenced against the Promoter or any of its Subsidiaries and the case is not dismissed within thirty (30) days, or a custodian (as defined in the Bankruptcy
           Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower, the Promoter or any of the Subsidiaries of the Promoter, or the Borrower, the Promoter or any of the Subsidiaries of the Promoter commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, the Promoter or any of the Subsidiaries of the Promoter, or there is commenced against the Borrower any such proceeding; or there is commenced against the Promoter or any of its Subsidiaries any such proceeding which remains undismissed for a period of thirty (30) days, or the Borrower, the Promoter or any of the Subsidiaries of the Promoter is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower suffers any appointment of any custodian or the like or for any substantial part of its property, or the Promoter or any of the Subsidiaries of the Promoter suffers any appointment of any custodian or the like or for any substantial part of its property to continue undischarged or unstayed for a period of thirty (30) days, or the Borrower, the Promoter or any of the Subsidiaries of the Promoter makes a general assignment for the benefit of its creditors; or any action is taken by the Borrower, the Promoter or any of the Subsidiaries of the Promoter for the purpose of effecting any of the foregoing;

                               (vi) The Security Documents or any provision thereof shall cease to be in full force and effect, or shall cease to give the Agent the Liens, rights, powers and privileges purported to be created thereby, or the Borrower shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents;

                               (vii) Any of the Pre-Delivery Insurances ceases for any reason to be in full force and effect and such cessation continues for a period of five (5) days thereafter;

                               (viii) One or more judgments or decrees shall be entered against the Borrower and such judgments or decrees shall not be vacated, discharged, stayed or bonded pending appeal in each case in a manner satisfactory to the Agent for any period of thirty (30) consecutive days and one or more judgments or decrees for the payment of money in excess of U.S. $ 5,000,000 in the aggregate shall be entered against the Promoter or any of its Subsidiaries and such judgments or decrees, shall not be vacated, discharged, stayed or bonded pending appeal in each case in a manner satisfactory to the Agent for any period of thirty (30) consecutive days;

                               (ix) There shall be a cessation or termination of the Project for any reason whatsoever or any suspension of the Project resulting from an event of Force Majeure (as such term is defined in the Platform Construction Agreement) occurs and continues for more than ninety (90) days;

                               (x) Any Governmental Authority shall have: (a) condemned, nationalized, seized, compulsorily acquired or otherwise expropriated all or any substantial part of the property or other assets of the Borrower, the Promoter or any of the Subsidiaries of the Promoter or of its share capital, or shall have assumed custody or control of such property or other assets or of the business or operations of the Borrower, the Promoter or any of the Subsidiaries of the Promoter; (b) or shall have taken any action for the dissolution of the Borrower, the Promoter or any of the Subsidiaries of the Promoter, or any action that would prevent the Borrower, the Promoter or any of the Subsidiaries of the Promoter from carrying on its business or operations or a substantial part thereof; or (c) any approval or consent referred to in Section 7.2.4 hereof expires or is terminated or revoked or is modified by any Governmental Authority having jurisdiction;

                               (xi) The Promoter shall fail to own
           beneficially and of record 100% of the membership interests in the Borrower and/or to control the management and affairs of the Borrower;

                               (xii) The Borrower or KFL shall be in default of its obligations under the Platform Construction Agreement but taking into account the applicable notice provisions and cure periods set forth therein; or

                               (xiii) One or more events, conditions or circumstances shall exist or shall have occurred which has had, or, in the reasonable opinion of the Agent, could be expected to have, a Material Adverse Effect and in the event that such event, condition or circumstance is in the opinion of the Agent capable of being remedied, such event, condition or circumstance is not remedied within thirty (30) days after notice of the occurrence of such event, condition or circumstance has been given by the Agent;

                               THEN, and in any such event, and at any time thereafter, the Agent may, and upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent or any of the Lenders to enforce its claims against the Borrower (provided that if any Event of Default specified in Section 10.1(v) shall occur, the result which would occur upon the giving of written notice by the Agent to the Borrower as specified in clauses
           (i) and (ii) below shall occur automatically without the giving of any such notice) (i) declare the Commitments terminated, whereupon the Commitments shall forthwith terminate immediately, (ii) declare the principal of and any accrued interest in respect of the Loans and the Notes and all other Obligations owing to the Agent and the Lenders hereunder or under the Transaction Agreements to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and (iii) enforce all or part of the security constituted under or pursuant to the Security Documents.

                     SECTION 11.  SETTLEMENT; INDEMNIFICATION

                     11.1 Settlement Items. All amounts paid by the Borrower to the Agent under this Agreement shall be deemed to be in settlement of the following items and in the following order:

                               (a)    charges, costs, expenses, fees;

                               (b)    indemnifications;

                               (c)    interest on overdue amounts;

                               (d)    ordinary interest; and

                               (e)    the principal sum of the Loans.

                     11.2 Indemnification. Whether or not the transactions contemplated hereby shall be consummated, the Borrower shall, upon demand, indemnify the Agent and each of the Lenders from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever in connection with the preparation, negotiation, execution, delivery, registration, amendment or enforcement of any of the Transaction Agreements, or the protection or preservation of any right or claim of the Agent or any Lender arising out of any of the Transaction Agreements, or any action taken or omitted by the Agent or any Lender under or in connection with any of the foregoing, including any and all present and future stamp, documentary and other similar taxes with respect to any of the foregoing matters. Without limiting the foregoing, the Borrower shall, upon demand, reimburse the Agent and each of the Lenders for the full amount of any costs, expenses and disbursements, including all reasonable fees and disbursements of any law firm or other external counsel, which the Agent or such Lender may sustain or incur as a consequence of (a) any Event of Default or Potential Event of Default in connection with the Loans and the Transaction Agreements, (b) the amendment or modification of, or the waiver of any provision of, this Agreement or any other Transaction Agreement (whether or not pursuant to the request of the Borrower), and (c) any litigation, arbitration or similar proceeding, refinancing, restructuring, extension, renewal, restatement, novation or enforcement of, or with respect to, the rights of the Lenders under this Agreement or any other Transaction Agreement or in connection with the transactions contemplated hereby or thereby or enforcement (whether through legal proceedings or otherwise and whether or not an Event of Default shall have occurred or be continuing) of the rights of the Agent or any Lender under, or in connection with, this Agreement or any other Transaction Agreement. The obligation of the Borrower under this Section 11.2 shall survive the payment of all Obligations hereunder.

                     SECTION 12.  THE AGENT

                     12.1 Appointment. The Lenders hereby designate Keppel TatLee Bank Limited as Agent (for purposes of this Section 12, the term "Agent" shall include Keppel TatLee Bank Limited in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Transaction Agreements. Each Lender hereby irrevocably authorizes, and the holder of each Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the other Transaction Agreements and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its officers, directors, agents or employees.

                     12.2 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. Neither the Agent nor any of its officers, directors, agents or employees shall be liable for any action taken or omitted by it or them hereunder or under any other Transaction Agreement or in connection herewith or therewith. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement or any other Transaction Agreement a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Transaction Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any other Transaction Agreements except as expressly set forth herein.

                     12.3 Lack of Reliance on the Agent. Independently and without reliance upon the Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Transaction Agreement or the financial condition of the Borrower or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Transaction Agreement, or the financial condition of the Borrower or the existence or possible existence of any Event of Default or Potential Event of Default.

                     12.4 Certain Rights of the Agent. If the Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Transaction Agreement, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders; and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any other Transaction Agreement in accordance with the instructions of the Required Lenders.

                     12.5 Reliance. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Transaction Agreement and its duties hereunder and thereunder, upon advice of counsel selected by it.

                     12.6 Indemnification. To the extent the Agent is not reimbursed and indemnified by the Borrower, each of the Lenders will reimburse and indemnify the Agent, in proportion to their shares in the Loans outstanding, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Agent in performing its duties hereunder or under any other Transaction Agreement, or in any way relating to or arising out of this Agreement or any other Transaction Agreement.

                     12.7 The Agent in its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or any Affiliate of the Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                     12.8 Holders. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                     12.9 Resignation by the Agent. (a) The Agent may resign from the performance of all its functions and duties hereunder and/or under the other Transaction Agreements at any time by giving 15 Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

                     (b) Upon any such notice of resignation, the Lenders shall appoint a successor Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

                     (c) If a successor Agent shall not have been so appointed within such 15 Business Day period, the Agent, with the consent of the Borrower, may then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Lenders appoint a successor Agent as provided above.

                     (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 20th Business Day after the date such notice of resignation was given by the Agent, the Agent's resignation shall become effective and the Lenders shall thereafter perform all the duties of the Agent hereunder and/or under any other Transaction Agreement until such time, if any, as the Lenders appoint a successor Agent as provided above.

                     SECTION 13.  MISCELLANEOUS

                     13.1 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not at any time assign or transfer any of its rights or obligations hereunder. Each Lender may at any time grant participations in its rights hereunder or under the Notes or transfer or assign any of its rights hereunder or under the Notes, in each case with the prior written consent of the Borrower, such consent not to be unreasonably withheld by the Borrower and such consent to be deemed to be given unless within seven (7) Business Days of its receipt of notice of such Lender's intention to grant participations or transfer or assign its rights, the Borrower refuses its consent on reasonable grounds stated in its refusal. Any Lender may assign all or a portion of its rights to one or more other banks or financial institutions, each of which assignees shall become a party to this Agreement as Lender by execution of an assignment and assumption agreement in the form set out in Schedule III (the "Assignment and Assumption Agreement"), provided that
(i) new Notes will be issued to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, (ii) the Agent shall receive at the time of each such assignment, from the assigning Lender, the payment of a non-refundable assignment fee of U.S. $3,000 and (iii) promptly after such assignment, the Borrower shall have received from the Agent notice of any such assignment, together with a copy of the Assignment and Assumption Agreement relating thereto. If any Lender assigns all or a part of its rights hereunder or under the Notes to any other Person, any reference to such Lender in this Agreement or any other Transaction Agreement shall thereafter refer to such other Person to the extent of its interests. The Borrower will not be liable for any increased costs arising solely as a result of any assignment, transfer or participations granted by any Lender of any of its rights hereunder.

                     13.2 Governing Law. This Agreement and the rights and obligations of the parties hereunder, shall be construed in accordance with and be governed by the laws of the State of New York.

                     13.3 Headings and Table of Contents Descriptive. The headings of the several sections and subsections of, and the table of contents to, this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                     13.4 Amendments or Waiver. Neither this Agreement nor any other Transaction Agreement nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Required Lenders and the Agent; provided, however, that no such change, waiver, discharge or termination shall, without the consent of all Lenders, (i) extend the final maturity of any Loan or Note, or reduce the rate or extend the time of payment of interest or fees thereon, reduce the principal amount thereof, or increase the Commitment of any Lender over the amount thereof then in effect, (ii) release all or part of the collateral under any Security Document except as provided in any Transaction Agreement, (iii) amend, modify or waive any provision of this Section 13.4, (iv) reduce the percentage specified in the definition of "Required Lenders" or (v) consent to the assignment or transfer by the Borrower or any of its rights and obligations under this Agreement.

                     13.5 Right of Setoff. In addition to any rights now or hereafter granted under Applicable Law or otherwise, and not by way of limitation of any such rights, each Lender is hereby authorized at any time or from time to time after the occurrence of an Event of Default without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including by any branches and agencies of such Lender wherever located) to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to such Lender under this Agreement or any other Transaction Agreement, and all other claims of any nature or description arising out of or connected with this Agreement or any other Transaction Agreement, irrespective of whether or not such Lender shall have made any demand with respect thereto and even though the said obligations, liabilities or claims shall be contingent or unmatured.

                     13.6 No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Transaction Agreement and no course of dealing between the Borrower, on the one hand, and the Agent or any Lender, on the other hand, shall impair any such right, power or privilege or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Transaction Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Transaction Agreement expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or any Lender to any other or further action in any circumstances without notice or demand.

                     13.7 Severability. Any provision of this Agreement or any Transaction Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of prohibition or unenforceability but that shall not invalidate the remaining provisions of this Agreement or such other Transaction Agreement or affect such provision in any other jurisdiction.

                     13.8 Documents. All documents to be furnished or communications to be given or made under this Agreement shall be in English or, if in another language, shall be accompanied by a translation into English certified by a representative of the Agent, at the expense of the Borrower, which translation shall be the governing version between the Borrower and the Lenders in each case.

                     13.9 Calculations; Computations. All calculations and computations determining compliance with the provisions of this Agreement, any other Transaction Agreement or any other contract or agreement shall utilize accounting principles, policies and practices in conformity with those used to prepare the historical financial statements delivered to the Agent pursuant to
Section 9.3 hereof.

                     13.10 Submission to Jurisdiction; Venue. (a) Any legal action or proceeding against the Borrower with respect to this Agreement or any other Transaction Agreement may be brought in the courts of the State of New York in the County of New York or of the United States for the Southern District of New York and, by execution and delivery of this Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby irrevocably designates, appoints and empowers Farkouh, Furma & Faccio with offices on the date hereof at 1370 Avenue of the Americas, 25th Floor, New York, NY 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, the Borrower agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Agent. The Borrower agrees that a judgment, after exhaustion of all available appeals, in any such action or proceeding shall be conclusive and binding upon the Borrower, and may be enforced in any other jurisdiction, by a suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower, at its address set forth in Schedule 13.14 hereto, such service to become effective thirty (30) days after such mailing. Nothing herein shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in courts of the State of Delaware or in any other court or tribunal having jurisdiction.

                     (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Transaction Agreement, brought in the courts referred to in Section 13.10(a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                     (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION AGREEMENT OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH OR THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SUBSECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY ANY OTHER PARTY.

                     13.11 Currency of Payment. The obligation of the Borrower to pay in Dollars those amounts of the sums specified to be due in Dollars under this Agreement or any other Transaction Agreement shall not be deemed to have been novated, discharged or satisfied by any tender of (or recovery under judgment expressed in) any currency other than Dollars, except to the extent which such tender (or recovery) shall result in the actual receipt by the Agent at its Payment Office on behalf of the Lenders of the full amount in Dollars expressed to be payable hereunder or under any other Transaction Agreement and, accordingly, the amount (if any) by which any such tender (or recovery) shall fall short of such amount shall be and remain due to the Lenders as a separate obligation, unaffected by judgment having been obtained (if such is the case) for any other amounts due under or in respect of this Agreement or any other Transaction Agreement.

                     13.12 Judgment Currency. (a) The Borrower's obligations hereunder and under the other Transaction Agreements to make payments in Dollars (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Lenders of the full amount of the Obligation Currency expressed to be payable to the Lenders under this Agreement or the other Transaction Agreement. If for the purpose of obtaining or enforcing judgment against the Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Dollar Equivalent, in the case of Dollars, and, in the case of other currencies the rate of exchange (as quoted by the Agent if the Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Agent) determined, in each case, as of the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                     (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrower covenants to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

                     (c) For purposes of determining the Dollar Equivalent or rate of exchange under this Section 13.12, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                     13.13 Survival. This Agreement shall be in force until all the monies payable under this Agreement have been fully and irrevocably paid in accordance with the terms and provisions hereof; provided, however, that all indemnities set forth herein shall survive the execution and delivery of this Agreement and the making and repayment of the Loans and the payment of all other Obligations.

                     13.14 Notices. Except as otherwise expressly provided herein:

                     (a) all notices and other communications provided for hereunder shall be (i) in writing (including facsimile) and (ii) sent by facsimile transmission or by overnight courier (if for inland delivery) or international courier (if for overseas delivery) to a party hereto at its address and contact number specified in Schedule 13.14 hereto, or at such other address and contact number as is designated by such party in a written notice to the other parties hereto.

                     (b) All such notices and communications shall be effective
(i) if sent by facsimile, when sent (on receipt of a confirmation to the correct facsimile number) and (ii) if sent by courier, (x) one (1) day after deposit with an overnight courier if for inland delivery and (y) four (4) days after deposit with an international courier if for overseas delivery.

                     (c) An original of each notice and communication sent by facsimile shall be dispatched by overnight courier (if for inland delivery) or international courier (if for overseas delivery) and, if such courier service is not available, by registered airmail (or, if for inland delivery, registered first-class mail) with postage prepaid.

                     13.15 Copies. The Borrower hereby agrees to provide the Agent with copies of all documents and agreements and all reports and analyses provided by it hereunder or under any other Transaction Agreement in any quantities requested by the Agent.

                     13.16 Execution. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Fully executed sets of counterparts shall be retained by the Agent and the Borrower.

                     13.17 Domicile of Loans. Subject to the terms of this Agreement, each Lender may transfer and carry its loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender.

                     13.18 Other Credit Support. It is hereby agreed by all parties hereto (including such other Lenders which may become parties hereto from time to time) that Keppel TatLee Bank Limited (in its capacity as a Lender) has received or may receive from time to time other forms of credit support or contractual commitment from other parties which are intended for its exclusive benefit only and are not intended to be shared with other Lenders which may become parties hereto from time to time.



                     IN WITNESS WHEREOF, the parties hereto have each executed this Agreement on the day, month and year first above written.

                                          CHILES DISCOVERY L.L.C.

                                          By: /s/ Dick Fagerstal
                                              -------------------------------
                                              Name: Dick Fagerstal
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                                         KEPPEL TATLEE BANK LIMITED
                                         as Agent and Lender

                                          By: /s/ Foo Chee Yong
                                              -------------------------------
                                              Name: Foo Chee Yong
                                              Title: Group Head
                                                     Senior Manager

                                                                   SCHEDULE I

                        The Lenders and their Commitments
                        ---------------------------------


Lender                             Tranche A Commitment    Tranche B Commitment
------                             --------------------    --------------------

Keppel TatLee Bank Limited         U.S. $75,000,000        U.S. $7,000,000

                                                                  SCHEDULE II

                                 Lending Office
                                 --------------

Name of Lender                                    Lending Office
--------------                                    --------------

Keppel TatLee Bank Limited                        10 Hoe Chiang Road
                                                  #04-00 Keppel Towers
                                                  Singapore 089315

                                                                  SCHEDULE III

                   Form of Assignment And Assumption Agreement
                   -------------------------------------------

                                                               DATE:  [     ]


                     Reference is made to the Rig Finance Agreement (the "Agreement") described in Item 2 of Annex I annexed hereto (as such the Agreement may hereafter be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, the "Agreement"). Unless defined in Annex I attached hereto, terms defined in the Agreement are used herein as
therein defined. [     ] (the "Assignor") and [       ] (the "Assignee") hereby
agree as follows:

                     1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of the outstanding rights and obligations under the Agreement relating to the facilities listed in Item 4 of Annex I, including, without limitation, (a) in the case of any assignment of outstanding Tranche A Loans, all rights and obligations with respect to the Assigned Share of such Tranche A Loans and (b) in the case of any assignment of outstanding Tranche B Loans, all rights and obligations with respect to the Assigned Share of such outstanding Tranche B Loans. After giving effect to such sale and assignment, the amount of the outstanding Loans owing to the Assignee will be as set forth in Item 4 of Annex I hereto.

                     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claims; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or the other Transaction Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or the other Transaction Agreements or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its obligations under the Agreement or the other Transaction Agreements or any other instrument or document furnished pursuant thereto.

                     3. The Assignee (i) confirms that it has received a copy of the Agreement and the other Transaction Agreements, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement; (iii) appoints and authorizes the Agent and the Collateral Agent to take such action as agents on its behalf and to exercise such powers under the Agreement and the other Transaction Agreements as are delegated to the Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto and; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Lender.

                     4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee, to the extent required by the Agreement, the receipt of the consent of the Agent and the Borrower, receipt by the Agent of the assignment fee referred to in Section 13.1 of the Agreement, and the recordation by the Agent of the assignment effected hereby in the register maintained by the Agent, unless otherwise specified in Item 5 of Annex I (the "Settlement Date").

                     5. Upon the delivery of a fully executed original hereof to the Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Transaction Agreements and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Agreement and the other Transaction agreements.

                     6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I, which, in each case, accrue on and after the Settlement Date, such interest to be paid by the Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Agreement for periods prior to the Settlement Date directly between themselves.

                     7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.



                                   [                              ]
                                   as Assignor

                                     By: _____________________
                                     Name:
                                     Title:




                                     [                              ]
                                     as Assignee




                                     By: _____________________
                                     Name:
                                     Title:




Acknowledged and Agreed:


KEPPEL TATLEE BANK LIMITED
as Agent


By: _____________________
      Name:
      Title:

                                                                      Annex I

                  ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT


1.       The Borrower:   Chiles Discovery L.L.C.

2.       Name and Date of Credit Agreement:

         Rig Finance Agreement dated as of November 22, 2000 among Chiles Discovery L.L.C. as Borrower and Keppel TatLee Bank Limited as Agent and Lender.

3.       Date of Assignment Agreement:  [               ]

4.       Amounts (as of date of item #3 above):


                                                                                   Outstanding Principal   Outstanding Principal
                                     Tranche A Commitment    Tranche B Commitment    of Tranche A Loans      of Tranche B Loans
                                     --------------------    --------------------    ------------------      ------------------
           a.   Aggregate Amount
                for all Lenders
           b.   Assigned Share
           c.   Amount of Assigned
                Share

5.         Settlement Date:  [.                     ]

6.         Rate of Interest
           to the Assignee:

7.         Notice:
                                      ASSIGNEE:

                                      [insert name of Assignee]
                                      [Address]
                                      Attention: [                      ]
                                      Telephone: [                      ]
                                      Telecopier:[                      ]

8.         Payment Instructions:      [                                 ]

Accepted and Agreed:


[Assignor]                               [Assignee]

By: _________________                    By: _____________________
       Name:                                              Name:
       Title:                                             Title:

                                                               SCHEDULE 8.20

                         List of Pre-Delivery Insurances
                         -------------------------------

Description of Policy      Insurer      Expiry Date    Insured Amount
---------------------      -------      -----------    --------------

                                                              SCHEDULE 13.14

                              Notice Information
                              ------------------

CHILES DISCOVERY L.L.C.

           11200 Richmond Avenue,
           Suite 490, Houston Texas 77082,
           The United States of America


           Attention:  Dick Fagerstal
           Telephone:  (713) 339 3997
           Telecopier: (713) 339 3888


KEPPEL TATLEE BANK LIMITED (as Agent)

           10 Hoe Chiang Road
           #04-00 Keppel Towers
           Singapore 089315


           Attention:  Foo Chee Yong/Alex Tan
           Telephone:  (65) 222 8228
           Telecopier: (65) 225 2256



KEPPEL TATLEE BANK LIMITED (as Lender)

           10 Hoe Chiang Road
           #04-00 Keppel Towers
           Singapore 089315


           Attention:  Foo Chee Yong/Alex Tan
           Telephone:  (65)  222 8228
           Telecopier: (65)  225 2256

                                                                      ANNEX A

     Form of Notice of Borrowing for Tranche A Facility (for payment to KFL)
    ------------------------------------------------------------------------

                                                                      [Date]


KEPPEL TATLEE BANK LIMITED
(as Agent for the Lenders parties to the Rig Finance Agreement referred to below) 10 Hoe Chiang Road, #04-00 Keppel Towers Singapore 089315

Attention:  Foo Chee Yong/Alex Tan

Gentlemen:

                     The undersigned, CHILES DISCOVERY L.L.C. (the "Borrower"), refers to the Rig Finance Agreement dated as of November 22, 2000 (as amended from time to time, the "Agreement", the terms defined therein being used herein as therein defined), among the Borrower and Keppel TatLee Bank Limited as Agent and Lender. Pursuant to Section 2.3 of the Agreement, the Borrower hereby requests a Borrowing under the Tranche A Facility, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.3 of the Agreement:

                  (i) The Business Day on which the Proposed Borrowing will be
                  made is [        ].

                  (ii) The aggregate principal amount of the Proposed Borrowing
                  is U.S. $[       ].

                  (iii) The proceeds from the Proposed Borrowing shall be used for payment of construction costs incurred under the Platform Construction Agreement.

                  (iv) The initial Interest Period for the Proposed Borrowing is
                  [          ] months.

                  (v) The proceeds of the Proposed Borrowing shall be paid to [Keppel FELS Limited at its account with Citibank N.A. at 3 Temasek Avenue #14-00 Centennial Tower Singapore 039190 Swift
                  Code: CITISGSG US$A/C 0-010547-024 Favouring Keppel FELS Limited/the Operating Account].1


--------
1      Delete whichever is applicable

                     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                     (A) The Borrower confirms that attached to this Notice of Borrowing are [specify invoices, certificates and other documents required under
Section 2.3(b)] which is true and accurate in all respects;

                     (B) the representations and warranties contained in Section 8 of the Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date; and

                     (C) no Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                          Very truly yours,

                                          CHILES DISCOVERY L.L.C.


                                          By: _____________________
                                          Title:

                                                                     ANNEX B

     Form of Notice of Borrowing for Tranche A Facility (for payment of OFE)
    -----------------------------------------------------------------------

                                                                     [Date]


KEPPEL TATLEE BANK LIMITED
(as Agent for the Lenders parties to the Rig Finance Agreement referred to below) 10 Hoe Chiang Road, #04-00 Keppel Towers Singapore 089315

Attention:  Foo Chee Yong/Alex Tan

Gentlemen:

                     The undersigned, CHILES DISCOVERY L.L.C. (the "Borrower"), refers to the Rig Finance Agreement dated as of November 22, 2000 (as amended from time to time, the "Agreement", the terms defined therein being used herein as therein defined), among the Borrower and Keppel TatLee Bank Limited as Agent and Lender. Pursuant to Section 2.3 of the Agreement, the Borrower hereby requests a Borrowing under the Tranche A Facility, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.3 of the Agreement:

                  (i) The Business Day on which the Proposed Borrowing will be
                  made is [       ].

                  (ii) The aggregate principal amount of the Proposed Borrowing
                  is U.S. $[       ].

                  (iii) The proceeds from the Proposed Borrowing shall be used for payment of OFE and other related Vessel construction and supervision costs.

                  (iv) The initial Interest Period for the Proposed Borrowing is
                  [        ] months.

                  (v) The proceeds of the Proposed Borrowing shall be paid to the Operating Account maintained with the Agent pursuant to the Rig Finance Agreement.

                     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                     (A) The Borrower confirms that attached to this Notice of Borrowing are [specify invoices, certificates and other documents required under
Section 2.3(c)] which is true and accurate in all respects;

                     (B) the representations and warranties contained in Section 8 of the Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date; and

                     (C) no Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                          Very truly yours,

                                          CHILES DISCOVERY L.L.C.



                                          By: _____________________
                                          Title:

                                                                      ANNEX C

               Form of Notice of Borrowing for Tranche B Facility
               --------------------------------------------------

                                                                      [Date]


KEPPEL TATLEE BANK LIMITED
(as Agent for the Lenders parties to the Rig Finance Agreement referred to below) 10 Hoe Chiang Road, #04-00 Keppel Towers Singapore 089315

Attention:  Foo Chee Yong/Alex Tan

Gentlemen:

                     The undersigned, CHILES DISCOVERY L.L.C. (the "Borrower"), refers to the Rig Finance Agreement dated as of November 22, 2000 (as amended from time to time, the "Agreement", the terms defined therein being used herein as therein defined), among the Borrower and Keppel TatLee Bank Limited as Agent and Lender. Pursuant to Section 2.3 of the Agreement, the Borrower hereby requests a Borrowing under the Tranche B Facility, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.3 of the Agreement:

                  (i) The Business Day on which the Proposed Borrowing will be
                  made is [       ].

                  (ii) The aggregate principal amount of the Proposed Borrowing
                  is U.S. $[        ].

                  (iii) The proceeds from the Proposed Borrowing shall be used for payment of interest and/or commitment fee.

                  (iv) The initial Interest Period for the Proposed Borrowing is
                  [        ] months.

                  (v) The proceeds of the Proposed Borrowing shall be paid to the Agent at [insert Agent's account details].

                     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

                     (A) the representations and warranties contained in Section 8 of the Agreement are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date; and

                     (B) no Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                     The Borrower hereby ratifies and confirms the authorizations and instructions given by the Borrower in favor of the Agent under Section 2.3(d) of the Agreement.


                                          Very truly yours,

                                          CHILES DISCOVERY L.L.C.



                                          By: _____________________
                                          Name:
                                          Title:

                                                                     ANNEX D

                                  Form of Note

                             CHILES DISCOVERY L.L.C.

                                 PROMISSORY NOTE

                                                            New York, New York
U.S. $[__________]                                          [_________], 2000

           FOR VALUE RECEIVED, CHILES DISCOVERY L.L.C., a limited liability company duly organized and existing under the laws of the State of Delaware (the "Borrower"), by this promissory note ("Note") hereby unconditionally promises to pay to the order of [ ] (the "Lender") at [insert address] in immediately available funds the principal sum of (i) [__________] Dollars (U.S. $[__________]), or, if less (ii) the unpaid principal amount of all Loans made by the Lender pursuant to the Agreement referred to below, and to pay interest on the unpaid principal amount of each Loan, as hereinafter provided, at the rates and at the times provided in the Agreement.

           This Note is issued pursuant to the Rig Finance Agreement, dated as of November 22, 2000 (the "Agreement") among the Borrower, Keppel TatLee Bank Limited as Agent and the banks and financial institutions listed therein as Lenders and is entitled to the benefits thereof. This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment, in whole or in part.

           In case an Event of Default (as defined in the Agreement) shall occur, the principal or and accrued interest on this Note may be declared to be due and payable in the manner provided in the Agreement.

           The Borrower hereby waives presentment, demand, protest or notice of non-payment or dishonor with respect to this Note. The failure of the holder hereof to exercise any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any other instance.

           This Note is executed and delivered in the United States of America and shall be governed by and construed in accordance with the laws of the State of New York, United States of America without regard to the conflict of laws rules thereof.

                                                    CHILES DISCOVERY L.L.C.

                                                    By: _____________________
                                                    Name:
                                                    Title:

                                                                     ANNEX E


                          Form of Officer's Certificate

                     I, the undersigned, an Authorized Officer of CHILES DISCOVERY L.L.C., a limited liability company duly organized under the laws of the State of Delaware (the "Borrower"), do hereby certify on behalf of the Borrower that:

                     1. This Certificate is furnished pursuant to Section 7.1.2 of the Rig Finance Agreement, dated as of November 22, 2000 (as amended, modified or supplemented from time to time, the "Agreement"), among the Borrower and Keppel TatLee Bank Limited as Agent and Lender. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                     2. The following named individuals are elected or appointed officers of the Borrower, each holding the office of the Borrower set forth opposite his name. The signature written opposite the name and title of each such officer is his genuine signature and such specimen signature evidences the authority of the persons who will sign this Certificate, the Agreement, the Notes and the other Transaction Agreements and documents required by the Agreement, on behalf of the Borrower, or will otherwise act as representatives of the Borrower in respect to the Agreement or any other Transaction Agreement.

                Name(1)            Office             Signature
                -----              ------           -------------
           --------------      --------------       -------------
           --------------      --------------       -------------

                     3. Attached hereto as Annex 1 are certified copies of the Certificate of Formation and the Operating Agreement of the Borrower, as in effect on the date hereof, together with all amendments thereto adopted through the date hereof.

                     4. Attached hereto as Annex 2 are true and correct copies of resolutions which were duly adopted on [__________] by a meeting of the [Management Committee] of the Borrower at which a quorum was present and acting throughout, evidencing the authority of the Borrower to enter into the Agreement, the Notes and the other Transaction Agreements and the said resolutions have not been rescinded, amended or modified and are still in full force and effect.


-------------------
1 Include name, office and signature of each officer who will sign any document on behalf of the Borrower, including the officer who will sign the certification at the end of this Certificate or related documentation.

                     5. As of the date hereof, no less than twenty million Dollars (U.S. $20,000,000) has been paid to the Borrower as cash contributions for its membership interests or subordinated loans by the Promoter or any other Affiliate of the Promoter or the Borrower.

                     6. Attached hereto as Annex 3 is evidence2 that the Borrower has irrevocably appointed Farkouh, Furman & Faccio, presently located at 1370 Avenue of the Americas, 25th Floor New York, NY 10019 as its agent for service of process, and that Farkouh, Furman & Faccio has accepted such appointment and has agreed to forward forthwith to the Borrower all legal process which is addressed to the Borrower and received by it.

                     7. On the date hereof, no Event of Default or Potential Event of Default has occurred, or will occur after the making of the requested Loan.

                     8. On the date hereof, all of the representations and warranties made by the Borrower and contained in each of the Transaction Agreements are true and correct in all respects.

                     9. On the date hereof, all of the Governmental Approvals and other approvals, consents, permits, authorizations, licenses, filings and registrations required pursuant to Section 7.2.4 of the Agreement have been obtained and are in full force and effect, operative and unexpired.

                     10. On the date hereof, all costs and expenses required to be paid pursuant to Section 11 of the Agreement have been paid by the Borrower.

                     11. I know of no proceeding for the dissolution or liquidation of the Borrower.

                     IN WITNESS WHEREOF, I have hereunto set my hand this [___] day of [____], 2000.


                                           CHILES DISCOVERY L.L.C.


                                           By: _____________________
                                                Name:
                                                Title:


-------------------------

2     Such evidence to be in the form of Annex F to the Rig Finance Agreement

                                                                     ANNEX F

                             Form of Consent Letter

                    [Letterhead of Farkouh, Furman & Faccio]

                                                                      [Date]

To:     Keppel TatLee Bank Limited
        (as Agent on behalf of the Lenders parties to the Rig Finance Agreement referred to below)

                     Reference is made to the Rig Finance Agreement, dated as of November 22, 2000 among Chiles Discovery L.L.C. (the "Borrower") and Keppel TatLee Bank Limited as Agent and Lender (as modified, supplemented or amended from time to time, the "Agreement"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Agreement are used herein as so defined.

                     The Borrower, pursuant to Section 13.10(a) of the Agreement, has irrevocably designated and appointed the undersigned, Farkouh, Furman & Faccio, with offices currently located at 1370 Avenue of the Americas, 25th Floor New York, NY 10019, as its authorized agent to receive for and on its behalf service of process in any legal action or proceeding with respect to the Agreement or any other Transaction Agreement in the courts of the State of New York or of the United States of America for the Southern District of New York.

                     The undersigned hereby informs you that it irrevocably accepts such appointment as process agent as set forth in Section 13.10(a) of the Agreement and agrees with you that the undersigned (i) shall inform the Agent promptly in writing of any change of its address in New York City, (ii) shall notify the Agent of any termination of any of the agency relationships created by Section 13.10(a) of the Agreement, (iii) shall perform its obligations as such process agent in accordance with the provisions of Section 13.10(a) of the Agreement and (iv) shall forward promptly to the Borrower any legal process received by the undersigned in its capacity as process agent.

                     As process agent, the undersigned, and its successor or successors, agree to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations under Section 13.10(a) of the Agreement.

                                               Very truly yours,

                                               FARKOUH, FURMAN & FACCIO



                                               By: _____________________
                                                      Name:
                                                      Title:

                                                                      ANNEX G

                                CFO's Certificate

                     I, the undersigned, the Chief Financial Officer of CHILES DISCOVERY L.L.C., a limited liability company duly organized under the laws of the State of Delaware (the "Borrower"), do hereby certify on behalf of the Borrower that:

                     1. This Certificate is furnished pursuant to Section 2.3(c) of the Rig Finance Agreement, dated as of November 22, 2000 (as amended, modified or supplemented from time to time, the "Agreement"), among the Borrower and Keppel TatLee Bank Limited as Agent and Lender and the notice of borrowing dated [ ] issued by the Borrower (the "Notice of Borrowing"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

                     2. The aggregate of the amount of the Borrowing requested in the Notice of Borrowing and the other Borrowings previously made under the Agreement do not exceed twenty million Dollars (U.S. $20,000,000).

                     3. The proceeds of the Borrowing shall be used to pay for the following:

       Description of OFE or other related
       construction or supervision cost                         Value
       --------------------------------                         -----

       [                                        ]               [        ]
       [                                        ]               [        ]

                            Total                          :    [        ]

                     4. A minimum amount of twenty million Dollars (U.S. $20,000,000) from the Members' Contributions has been utilized by the Borrower exclusively towards payment of Vessel construction costs to KFL and/or payment of OFE and other related Vessel construction and supervision costs.


                     IN WITNESS WHEREOF, I have hereunto set my hand this [ ]
day of [       ].


                                             CHILES DISCOVERY L.L.C.


                                             By: _________________________
                                             Name:
                                             Title: Chief Financial Officer